                                                                   EXHIBIT 10.12


                                  OFFICE LEASE



                                 by and between



                            PRESSON ADVISORY, L.L.C.
                           -------------------------
                      An Arizona Limited Liability Company



                                   "Landlord"



                                       and



               AMERICAN SCHOOLS OF PROFESSIONAL PSYCHOLOGY, INC.
               -------------------------------------------------
     an Illinois Corporation DBA Arizona School of Professional Psychology

                                   "Tenant"


                                 May 28, 1997



                             for premises known as

                            Dunlap Executive Office
                         2301 West Dunlap Avenue, #211
                         -----------------------------
                               Phoenix, Arizona
                               ----------------

                                TABLE OF CONTENTS
                                -----------------

                                                                                                               Page
                                                                                                               ----
1.  BASIC PROVISIONS.....................................................................................        1

2.  LEASED PREMISES: NO ADJUSTMENTS......................................................................        1

3.  LEASE TERM; COMMENCEMENT DATE........................................................................        1

4.  SECURITY DEPOSIT.....................................................................................        2

5.  RENT; RENT TAX; ADDITIONAL RENT......................................................................        2

6.  OPERATING COSTS......................................................................................        3

7.  CONDITION, REPAIRS AND ALTERATIONS...................................................................        6

8.  SERVICES.............................................................................................        7

9.  LIABILITY AND CASUALTY INSURANCE.....................................................................        8

10.  CASUALTY DAMAGE.....................................................................................       10

11.  WAIVER OF SUBROGATION...............................................................................       10

12.  LANDLORD'S RIGHT TO PERFORM TENANT OBLIGATIONS......................................................       11

13.  DEFAULT AND REMEDIES................................................................................       11

14.  LATE PAYMENTS.......................................................................................       13

15.  SURRENDER...........................................................................................       13

16.  INDEMNIFICATION AND EXCULPATION.....................................................................       14

17.  ENTRY BY LANDLORD...................................................................................       15

18.  ASSIGNMENT AND SUBLETTING...........................................................................       15

19.  USE OF LEASED PREMISES..............................................................................       17

20.  SUBORDINATION AND ATTORNMENT........................................................................       18

21.  ESTOPPEL CERTIFICATE................................................................................        19

22.  SIGNS...............................................................................................        19

23.  PARKING.............................................................................................        20

24.  LIENS...............................................................................................        20

25.  HOLDING OVER........................................................................................        20

26.  ATTORNEYS' FEES.....................................................................................        20

27.  RESERVED RIGHTS OF LANDLORD.........................................................................        21

28.  EMINENT DOMAIN......................................................................................        21

29.  NOTICES.............................................................................................        22

30.  RULES AND REGULATIONS...............................................................................        22

31.  ACCORD AND SATISFACTION.............................................................................        23

32.  RENEWAL OPTION......................................................................................        23

33.  MISCELLANEOUS.......................................................................................        23

                                  OFFICE LEASE


                             1.  BASIC PROVISIONS
                                 ----------------

1.1  DATE:                              May 28, 1997
     -----                              ------------

1.2  LANDLORD:                          Presson Advisory, L.L.C.
     ---------                          ------------------------
                                        an Arizona Limited Liability Company
                                        ------------------------------------

1.3  LANDLORD'S ADDRESS                 501 East Thomas, Suite 200
     ------------------                 --------------------------
                                        Phoenix, Arizona 85012
                                        ----------------------
                                        Reliance Management
                                        -------------------
                                        Phone #265-6000; Fax #265-6001
                                        ------------------------------

1.4  TENANT:                            American Schools of Psychology, Inc.
     -------                            ------------------------------------
                                        an Illinois Corporation DBA Arizona
                                        School of Professional Psychology

1.5  TENANT'S ADDRESS:                  Dual Notice: Send to Premised and to
     -----------------                  ------------------------------------
                                        President of American Schools of
                                        --------------------------------
                                        Professional Psychology at 20 South
                                        -----------------------------------
                                        Clark Street, Chicago, IL 60603
                                        -------------------------------
                                        Telephone # 1/312/899-9900
                                        Fax # 1/312/201-1907

1.6  PROPERTY                           The parcel of real estate located in
     --------
                                        Maricopa County, Arizona, described
                                        on Exhibit "A" attached hereto and
                                           -----------
                                        incorporated herein by this reference.

1.7  BUILDING:                          That certain office building located
     ---------
                                        at 2301 West Dunlaps, Phoenix,
                                           ---------------------------
                                        Arizona and situated on the Property,
                                        -------
                                        and the landscaping, parking
                                        facilities, and all other
                                        improvements and appurtenances to the
                                        Property.

1.8  LEASED PREMISES:                   Approximately 8,673 rentable square
     ----------------
                                        feet of office space located on the
                                        2nd floor of the Building and
                                        commonly known as Suite 211.
                                        Tenant's proportionate share is 26.4%

1.9  PERMITTED USE:                     Executive and general office,
     --------------                     -----------------------------
                                        classroom/education facility use only
                                        --------------------------------------

1.10 LEASE TERM:                        Ten (10) years and zero (0) months.
     -----------                        --------------

1.11  SCHEDULED COMMENCEMENT DATE       July 1, 1997
      ---------------------------       ------------

1.12  ANNUAL BASIC RENT:                See Rider 2
      ------------------

1.13  SECURITY DEPOSIT:                 $11,745.00 in the form of an irrevocable
      -----------------                 ----------------------------------------
                                        letter of credit satisfactory to
                                        --------------------------------
                                        Landlord.
                                        ---------

1.14  BASE YEAR COSTS:                  1997 actual Operating Costs per rentable
      ----------------
                                        square foot from the Commencement Date
                                        until December 31, 1997 extrapolated
                                                           ----
                                        over a twelve (12) month period.

1.15  BUILDING HOURS:                   Landlord shall furnish reasonable
      ---------------
                                        current as specified and for HVAC,
                                        during Tenant's business hours,
                                        excluding recognized national holidays,
                                        defined as:

                                        Monday-Thursday  9:00 AM - 9:00 PM
                                        Friday           9:00 AM - 5:00 PM
                                        Saturday         8:00 AM - 2:00 PM

1.16  PARKING SPACES:                   Opportunity for eight (8)
      ---------------                   -------------------------
                                        covered/reserved. Overall parking ratio
                                        ---------------------------------------
                                        approximately 1:250.
                                        --------------------

1.17  PARKING CHARGE:                   If Tenant elects to use set aside
      ---------------                   ---------------------------------
                                        spaces, $25.00/month per space.
                                        -------------------------------

1.18  GUARANTORS:                       None
      -----------                       ----

1.19  BROKER:                           DAUM Commercial Real Estate Services
      -------                           ------------------------------------
                                        and Cushman & Wakefield of Arizona
                                        ----------------------------------
                                        and Cushman & Wakefield of Illinois
                                        -----------------------------------

1.20  METROPOLITAN AREA                 Phoenix
      -----------------                 -------

1.21  LATE CHARGE PERCENTAGE:           Ten Percent (10%)
      -----------------------           -----------------

1.22  RIDERS:                           1 = Hazardous Materials
      -------
                                        2 = Additional Rights and Options

1.23  EXHIBITS:                         A = Description of the Property
      ---------
                                        B = Floor Plan
                                        C = Memorandum of Commencement Date
                                        D = Building Rules and Regulations
                                        E = Work Letter
                                        F = EXTERIOR SIGNAGE

                     2.   LEASED PREMISES: NO ADJUSTMENTS
                          -------------------------------

     2.1  LEASED PREMISES.  Landlord leases to Tenant, and Tenant leases and
          ---------------
accepts from Landlord, the Leased Premises, upon the terms and conditions set forth in this Lease and any modifications, supplements or addenda to this Lease (the "Lease"), including the Basic Provisions of Article 1 which are
      -----                                      ---------
incorporated into this Lease by this reference, together with the non-exclusive right to use, in common with Landlord and others, the Building Common Areas (as defined below). For the purposes of this Lease, the term "Building Common Areas"
                                                          ---------------------
means common hallways, corridors, walkways and footpaths, foyers; and lobbies, bathrooms and janitorial closets, electrical and telephone closets, landscaped areas, and such other areas within or adjacent to the Building which are subject to or are designed or intended solely for the common enjoyment, use and/or benefits of the tenants of the Building.

     2.2  NO ADJUSTMENT.  The Annual Basic Rent at the Commencement Date (as
          -------------
defined below) is based on the Leased Premises containing approximately the rentable square footage set forth in Article 1.8 above. The Annual Basic Rent
                                     -----------
shall not be increased or decreased if the actual rentable square footage of the Leased Premises is more or less than the rentable square footage set forth in
Article 1.8.
-----------

                      3.   LEASE TERM; COMMENCEMENT DATE
                           -----------------------------

     3.1  LEASE TERM.  The Lease Term shall begin on the Commencement Date and
          ----------
shall be for the period set forth in Article 1.10 above, plus any period of less
                                     ------------
than one (1) month between the Commencement Date and the first day of the next succeeding calendar month, unless sooner terminated in accordance with the further provisions of this Lease.

     3.2  COMMENCEMENT DATE.  The Commencement Date shall be the later of July
          -----------------
1, 1997 or substantial completion of the Landlord's work.

     3.3  MEMORANDUM OF COMMENCEMENT DATE.  Landlord and Tenant shall, within
          -------------------------------
ten (10) days after the Commencement Date, execute a declaration in the form of Exhibit "C" attached hereto specifying the Commencement Date should the
-----------
Commencement Date be a date other than the Scheduled Commencement Date.

     3.4  DELAY IN COMMENCEMENT DATE.  In the event Landlord shall be unable,
          --------------------------
for any reason, to deliver possession of the Leased Premises to Tenant on the Scheduled Commencement Date, Landlord shall not be liable for any loss or damage occasioned due to such failure, nor shall such inability affect the validity of this Lease or the obligations of Tenant. In such event, Tenant shall not be obligated to pay Annual Basic Rent or Additional Rent until the Commencement Date. In the event Landlord shall not have delivered possession of the Leased Premises to Tenant within twenty (20) days after the Scheduled Commencement Date, and if such failure to deliver possession was (a) caused solely by the fault or neglect of Landlord, and (b) not caused by any fault or neglect of Tenant or due to additional time required to plan for and install other work for Tenant beyond the amount of time which would have been required if only building standard improvements had been installed, Tenant shall have the right to terminate this Lease by delivering written notice of termination to Landlord at any time within twenty (20) days after the expiration of such twenty (20) day period. Such termination shall be effective twenty (20) days after receipt by Landlord of Tenant's notice of termination unless Landlord shall, prior to the expiration of such twenty (20) day period, deliver possession of the Leased Premises to Tenant. Upon a termination of this Lease pursuant to the provisions of this Article 3.4, the
                                                             -----------
parties shall have no further obligations or liabilities to the other and Landlord shall promptly return any monies previously deposited or paid by Tenant.

     3.5  LEASE YEAR.  Each "Lease Year" shall be a period of twelve (12)
          ----------         ----------
consecutive calendar months, the first Lease Year beginning on the Commencement Date or on the first day of the calendar month next succeeding the Commencement Date if the Commencement Date is not on the first day of a calendar month.

                             4.   SECURITY DEPOSIT
                                  ----------------

     Tenant shall pay to Landlord, upon the execution of this Lease, the Security Deposit set forth in Article 1.13 above as security for the performance
                              ------------
by Tenant of its obligations under this Lease. which amount shall be returned to Tenant after the expiration or Security Deposit, at the election of Landlord, may be retained by Landlord as and for its full damages or may be applied in reduction of any loss and/or damage sustained by Landlord by reason of the occurrence of any breach, nonperformance or default by Tenant under this Lease without the waiver of any other right or remedy available to Landlord at law, in equity or under the terms of this Lease. If any portion of the Security Deposit is so used or applied, Tenant shall, within five (5) days after written notice from Landlord, deposit with Landlord immediately available funds in an amount sufficient to restore the Security Deposit to its original amount, and Tenant's failure to do so shall be a breach of this Lease. Tenant acknowledges and agrees that in the event Tenant shall file a voluntary petition pursuant to the Bankruptcy Code, or if an involuntary petition is filed against Tenant pursuant to the Bankruptcy Code, then Landlord may apply the Security Deposit towards those obligations of Tenant to Landlord which accrued prior to the filing of such petition. Tenant acknowledges further that the Security Deposit may be commingled with Landlord's other funds and that Landlord shall be entitled to retain any interest earnings on the Security Deposit. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer the Security Deposit to Landlord's successor in interest, and Landlord shall be released from liability by Tenant for the return of such deposit or for an accounting of the Security Deposit.

                     5.   RENT; RENT TAX; ADDITIONAL RENT
                          -------------------------------

     5.1  PAYMENT OF RENT.  Tenant shall pay to Landlord the Annual Basic Rent
          ---------------
set forth in Article 1.12 above, subject to adjustment as provided for in
             ------------
Article 1.12.  The Annual Basic Rent shall be paid in equal monthly
------------
installments, on or before the first day of each and every calendar month during the Lease Term, in advance, without notice or demand and without abatement, deduction or set-off, except for the first month's rent which is due and payable on execution, and pro-rata, in advance for any partial month. The Annual Basic Rent for the first full month of the Lease Term shall be paid upon the execution of this Lease. All payments requiring proration shall be prorated on the basis of a thirty (30) day month. In addition, all payments to be made under this

Lease shall be paid in lawful money of the United States of America to Landlord or its agent at the address set forth in Article 1.3 above, or to such other
                                         -----------
person or at such other place as Landlord may from time to time designate in writing.

     5.2  RENT TAX.  In addition to the Annual Basic Rent and Additional Rent
          --------
(as defined below), Tenant shall pay to Landlord, together with the monthly installments of Annual Basic Rent and payments of Additional Rent, an amount equal to any state or local sales, rental, occupancy, excise, use or transnational privilege taxes assessed or levied upon Landlord with respect to the amounts paid by Tenant to Landlord under this Lease, as well as all taxes assessed or imposed upon Landlord's gross receipts or gross income from leasing the Leased Premises to Tenant, including, without limitation, transaction privilege taxes, education excise taxes, any tax now or subsequently imposed by the City of Phoenix, the State of Arizona, any other governmental body, and any taxes assessed or imposed in lieu of or in substitution of any of the foregoing taxes. Such taxes shall not, however, include any franchise, gift, estate, inheritance, conveyance, transfer or net income tax assessed against Landlord.

     5.3  ADDITIONAL RENT.  In addition to Annual Basic Rent all other amounts
          ---------------
to be paid by Tenant to Landlord pursuant to this Lease (including amounts to be paid by Tenant pursuant to Article 6 below), if any, shall be deemed to be
                           ---------
Additional Rent, irrespective of whether designated as such, and shall be due and payable within twenty (20) days after receipt by Tenant of Landlord statement or together with the next succeeding installment of Annual Basic Rent, whichever shall first occur. Landlord shall have the same remedies for the failure to pay Additional Rent as for the nonpayment of Annual Basic Rent.

                             6.   OPERATING COSTS
                                  ---------------

     6.1  TENANT'S OBLIGATION.  The Annual Basic Rent does not include amounts
          -------------------
attributable to any increase in the amount of Taxes (as hereinafter defined) or amounts attributable to any increase in the cost of the use, management, repair, service, insurance, condition, operation and maintenance of the Building. Therefore, in order that the Annual Basic Rent payable throughout the Lease Term shall reflect any such increases, Tenant shall pay to Landlord, in accordance with the further provisions of this Article 6, an amount per rentable square
                                    ---------
foot of the Leased Premises equal to the difference between the Operating Costs (as hereinafter defined) per rentable square foot and the Base Year Costs. Tenant acknowledges that the Base Year Costs does not constitute a representation by Landlord as to the Operating Costs per rentable square foot that may be incurred during any calendar year. Tenant shall pay for its proportionate share of any increases in the building's real estate taxes over a 1997 Base Year. Tenant will not be responsible for any increase in real estate taxes resulting from a sale or transfer of the property.

     6.2  LANDLORD'S ESTIMATE.  Landlord shall furnish Tenant an estimate of the
          -------------------
Operating Costs per rentable square foot for each Fiscal Year (as hereinafter defined) commencing with the Fiscal Year in which the Commencement Date occurs. In addition, Landlord may, from time to time, furnish Tenant a revised estimate of Operating Costs should Landlord anticipate any increase in Operating Costs from that set forth in a prior estimate. Commencing with the first month to which an estimate applies, Tenant shall pay, in addition to the monthly installments of Annual Basic Rent an amount equal to one-twelfth (1/12th) of the product of the rentable square footage of the Leased Premises multiplied by the difference (but not less than zero (0)), if any, between such estimate and the Base Year Costs; provided, however, if less than ninety-five percent (95%) of the rentable area of the Building shall be occupied by tenants during the period covered by such estimate, the estimated Operating Costs for such period shall be, for the purposes of this Article 6. increased to an amount reasonably determined by Landlord to be equivalent to the Operating Costs that would be incurred if occupancy would be at least ninety-five percent (95%) during the entire period. Within one hundred twenty (120) days after the expiration of each Fiscal Year or such longer period of time as may be necessary to compile such statement, Landlord shall deliver to Tenant a statement of the actual Operating Costs for such Fiscal Year. If the actual Operating Costs for such Fiscal Year are more or less than the estimated Operating Costs, a proper adjustment shall be made; provided, however, if less than ninety-five percent (95%) of the rentable area of the Building shall have been occupied by tenants at any time during such period, the actual Operating Costs for such period shall be, for the purposes of this Article 6, increased to an amount reasonably determined by Landlord to be
     ---------
equivalent to the Operating Costs that would have been incurred had such occupancy been at least ninety-five (95%) during the entire period. Any excess amounts paid by Tenant shall be, at Landlord's option, applied to any amounts then payable by Tenant to Landlord or to the next maturing monthly installments of Annual Basic Rent or Additional Rent. Any deficiency between the estimated and actual Operating Costs shall be paid by Tenant to Landlord concurrently with the monthly installment of Annual Basic Rent next due. Any amount owing for a fractional Fiscal Year in the first or final Lease Years of the Lease Term shall be prorated. For the purposes of this Lease, the term "Fiscal Year" 'means the
                                                       -----------
fiscal year (or portion of the fiscal year) of Landlord. The Fiscal Year currently commences on January 1 and ends on December 31; provided, however, Landlord reserves the right to change the Fiscal Year at any time or times, but no such change shall result in an increase in the amounts otherwise payable by Tenant pursuant to the provisions of this Article 6.
                                          ---------

     6.3  OPERATING COSTS - DEFINED.  For the purposes of this Lease, "Operating
          -------------------------                                    ---------
Costs" shall mean all costs and expenses accrued, paid or incurred by Landlord,
-----
or on Landlord's behalf, in respect of the use, management, repair, service, insurance, condition, operation and maintenance of the Building including, but not limited to the following: (a) salaries, wages and benefits of all persons who perform duties in connection with landscaping, parking, janitorial and general cleaning services, security services and any and all other employees engaged by or on behalf of Landlord but for the following: compensation paid (i) to officers or executives of the Landlord above the grade of property manager or
(ii) to employees below the grade of property manager to the extent their time or services are employed outside the building; (b) payroll taxes, workmen's compensation, uniforms and related expenses for such employees; (c) the cost of all charges for oil, gas, steam, electricity, any alternate source of energy, heat, ventilation, air-conditioning, refrigeration, water, sewer service, trash collection, pest control and all other utilities, together with any taxes on such utilities; (d) the cost of painting non-tenant space; (e) the cost of all charges for rent, casualty, liability, fidelity and other insurance maintained by Landlord, including any deductible amounts incurred with respect to an insured loss; (f) the cost of all supplies (including cleaning supplies), tools, materials, equipment and personal property, the rental of the personal property and sales, transaction privilege, excise and other taxes on the personal property; (g) depreciation of hand tools and other moveable equipment; (h) the cost of all charges for window and other cleaning, janitorial, and security services; (i) the cost of charges for independent contractors; but for: any cost representing an amount paid for services or materials to a related person, firm, or entity to the extent such amount exceeds the amount that would be paid for such services or materials at the then existing market rates to an unrelated person, firm, or corporation; (j) the cog of repairs and replacements made by Landlord at its expense and the fees and other charges for maintenance and service agreements; (k) the cost of exterior and interior landscaping, (l) costs relating to the operation and maintenance of all real property and improvements appurtenant to the Building including, without limitation, all parking areas, service areas, walkways and landscaping;
(m) the cost of alterations and improvements made by reason of the laws and requirements of any public authorities or the requirements of insurance bodies;
(n) all management fees and other charges for management services and overhead costs, (but in no event in excess of 4% of gross rental collections) whether provided by an independent management company, Landlord or an affiliate of Landlord, not to exceed, however, the then prevailing range of rates charged in comparable office buildings in the metropolitan area set forth in Article 1.20;
                                                                  ------------
(o) the cost of any capital improvements or additions which are intended to enhance the safety of the Building or reduce (or avoid increases in) Operating Costs, provided, however, that any such costs shall be amortized with interest over the useful life of the improvement or addition; (p) the cost of licenses and permits, inspection fees and reasonable legal, accounting and other professional fees and expenses; (q) taxes (as defined below); and (r) all other charges properly allocable to the use, management, repair, service, insurance, condition, operation and maintenance of the Building in accordance with generally accepted accounting principles.

     6.4  OPERATING COSTS - EXCLUSIONS.  Excluded from Operating Costs shall be
          ----------------------------
the following: (a) depreciation, except to the extent expressly included pursuant to Article 6.3 above; (b) interest on and amortization of debts, except to the extent expressly included pursuant to Article 6.3 above; (c) leasehold
                                             -----------
improvements, including redecorating made for tenants of the Building; (d) brokerage commissions and advertising expenses for procuring tenants for the Building or the Property; (e) refinancing costs; (f) the cost of any repair, replacement or addition which would be required to be capitalized under general accepted accounting principles, except to the extent expressly included pursuant to Article 6.3 above; and (g) the cost of any item included in Operating Costs
   -----------
under Article 6.3 above to the extent that such cost is reimbursed or paid
      -----------
directly by an insurance company, condemnor, a tenant of the Building or any other party.

     6.5  TAXES - DEFINED.  For the purposes of this Lease, "Taxes" shall mean
          ---------------                                    -----
and include all real property taxes and property taxes, general and special assessments, foreseen as well as unforeseen, which are levied or assessed upon or with respect to the Property any improvements, fixtures, equipment and other property of Landlord, real or personal, located on the Property and used in connection with the operation of all or any portion of the Property, as well as any tax, surcharge or assessment which shall be levied or assessed in addition to or in lieu of such real or property taxes and assessments. Taxes shall also include any expenses incurred by Landlord in contesting the amount or validity of any real or property taxes and assessments. Taxes shall not, however, include any franchise, gift, estate, inheritance, conveyance, transfer or income tax assessed against Landlord.

     6.6  OPERATING EXPENSE STATEMENT.  Landlord will provide to Tenant, in
          ---------------------------
reasonable detail, an operating expense statement for the previous year, no later than 150 days after the close of each fiscal year. If Landlord shall fail to provide such a statement for Tenant's review, Tenant shall not be responsible for any monies owed to the Landlord as additional rent for the previous year.

                    7.   CONDITION, REPAIRS AND ALTERATIONS
                         ----------------------------------

          7.1  AS-IS CONDITION.  Landlord shall provide the Leased Premises to
               ---------------
Tenant, and Tenant accepts the Leased Premises in an "AS-IS" condition, and Landlord makes no representations or warranties concerning the condition of the Leased Premises and has no obligation to construct, remodel, improve, repair, decorate or paint the Leased Premises or any improvement on or part of the Leased Premises, except as set forth in Articles 7.4., 10 or as outlined in the
                                        ---------------------------------------
"Work Letter" marked as Exhibit "G" below.  Tenant represents and warrants that
-----------------------------------
it has inspected the Leased Premises prior to execution of this Lease, and that it is relying on its own inspection in executing this Lease and not on any statement, representation or warranty of Landlord, its agents or employees.

          7.2  ALTERATIONS AND IMPROVEMENTS.  Tenant shall not make any
               ----------------------------
improvements or other alterations to the interior or exterior of the Leased Premises (the "Tenant Improvements") without first obtaining the written consent
               -------------------
of Landlord to the proposed work, including the plans, specifications and the proposed architect and/or contractor(s) for such alterations and/or improvements. All such Tenant Improvements shall be at the sole cost and expense of Tenant. Tenant acknowledges and agrees that any review by Landlord of Tenant's plans and specifications and/or right of approval exercised by Landlord with respect to any Tenant Improvements is for Landlord's benefit only and Landlord shall not, by virtue of such review or right of approval, be deemed to make any representation, warranty or acknowledgment to Tenant or to any other person or entity as to the adequacy of Tenant's plans and specifications or any Tenant Improvements.

          7.3  TENANT'S OBLIGATIONS.  Tenant shall, at Tenant's sole cost and
               --------------------
expense, maintain the Leased Premises in a clean, neat and sanitary condition and shall keep the Leased Premises and every part of the Leased Premises in good condition and repair except where the same is required to be done by Landlord. Tenant waives all rights to make repairs at the expense of Landlord as provided by any law, statute or ordinance now or subsequently in effect. All of Tenant's Improvements are the property of the Landlord, and Tenant shall, upon the expiration or earlier termination of the Lease Term, surrender the Leased Premises, including Tenant's Improvements, to Landlord, broom clean and in the same condition as when received, ordinary wear and tear excepted. Except as set forth in Articles 7.4, 10 and the "Work Letter" marked as Exhibit "G" below,
         -------------------------------------------------------------
Landlord has no obligation to construct, remodel, improve, repair, decorate or paint the Leased Premises or any improvement on or part of the Leased Premises. Tenant shall pay for the cost of all repairs to the Leased Premises not required to be made by Landlord and shall be responsible for any redecorating, remodeling, alteration, painting and carpet cleaning other than routine vacuuming during the Lease Term. Tenant shall pay for any repairs to the Leased Premises and/or the Building made necessary by any negligence or carelessness of Tenant, its employees or invitees. Landlord agrees to paint and steam clean the carpeting upon the fifth (5th) anniversary. Tenant to be responsible for cost of moving furniture, fixtures and equipment, in relationship to the painting and cleaning of carpet.

          7.4  LANDLORD'S OBLIGATIONS.  Landlord shall (a) make all necessary
               ----------------------
repairs to the exterior walls, exterior windows and corridors of the Building,
(b) keep the Building and the Building

Common Areas clean and operational; and (c) keep the Building equipment such as elevators, plumbing, heating, air conditioning and similar Building equipment in good repair, but Landlord shall not be liable or responsible for breakdowns or interruptions in service when reasonable efforts are 'made to restore such service.

          7.5  REMOVAL OF ALTERATIONS.  Upon the expiration or earlier
               ----------------------
termination of this Lease, Tenant shall remove from the Leased Premises all movable trade fixtures and other movable personal property, and shall promptly repair any damage to the Leased Premises and/or the Building caused by such removal. All such removal and repair shall be entirely at Tenant's sole cost and expense. At any time within fifteen (15) days prior to the scheduled expiration of the Lease Term or immediately upon any termination of this Lease, Landlord may require that Tenant remove from the Leased Premises any alterations, additions, improvements, trade fixtures, equipment, shelving, cabinet units or movable furniture (and other personal property) designated by Landlord to be removed. In such event Tenant shall, in accordance with the provisions of Article 7.2 above and Article 10 below, complete such removal
              -----------           ----------
(including the repair of any damage caused thereby) entirely at its own expense and with in fifteen (15) days after notice from Landlord. All repairs required of tenant pursuant to the provisions of this Article 7.5 and Article 10 below
                                             -----------     ----------
shall be performed in a manner satisfactory to Landlord, and shall include, but not be limited to, repairing plumbing, electrical wiring and holes in walls, restoring damaged floor and/or ceiling tiles, repairing any other cosmetic damage, and cleaning the Leased Premises. There shall be no cost for removal of Tenant Improvements for the initial installation (existing conditions upon Tenant's occupancy). Landlord has a review right on any alterations during the term of the lease and therefore will at that time have the opportunity to specify that the alteration need to be removed.

          7.6  NO ABATEMENT.  Except as provided herein, Landlord shall have no
               ------------
liability to Tenant, nor shall Tenant's covenants and obligations under this Lease, including without limitation, Tenant's obligation to pay Annual Basic Rent and Additional Rent, be reduced or abated in any manner whatsoever by reason of any inconvenience, annoyance, interruption or injury to business arising from Landlord's making any repairs or changes which Landlord is required or permitted to make pursuant to the terms of this Lease or by any other tenant's lease or are required by law to be made in and to any portion of the Leased Premises or the Building. Landlord shall, nevertheless, use best efforts to minimize any interference with Tenant's business in the Leased Premises.

                                 8.   SERVICES
                                      --------

          8.1  CLIMATE CONTROL.  Landlord shall provide reasonable climate
               ---------------
control (72 - 78 Fahrenheit) to the Premises during the Building Hours as is suitable, in Landlord's judgment, for the comfortable use and occupation of the Leased Premises, excluding, however, air conditioning, evaporative cooling or heating for electronic data processing or other equipment requiring extraordinary climate control.

          8.2  JANITORIAL SERVICES.  Tenant shall pay to Landlord, within five
               -------------------
(5) days after receipt of Landlord's bill, the reasonable costs incurred by Landlord for extra cleaning in the Leased Premises required because of (a) misuse or neglect on the part of Tenant, its employees or invitees, (b) use of portions of the Leased Premises for special purposes requiring greater or more difficult cleaning work than office areas, (c) interior glass partitions or unusual quantities of glass surfaces, (d) non-building standard materials or finishes installed by Tenant or at its request, (e) removal from the Lease Premises of refuse and rubbish of Tenant in excess of that ordinarily accumulated in general office occupancy or at times other than Landlord's standard cleaning times, and
(f) shampooing or other forms of carpet cleaning other than routine vacuuming. At Tenant's option, Tenant may secure it's own janitorial services for the above described work.

          8.3  ELECTRICITY.  Landlord shall, during Building Hours, furnish
               -----------
reasonable amounts of electric current as required for normal and usual lighting purposes and for office machines and equipment such as personal computers, telecopy or facsimile machines, typewriters, adding machines, copying machines, calculators and similar machines and equipment normally utilized in general office use. Tenant's use of electric energy in the Leased Premises shall not at any time exceed the capacity of any of the risers, piping, electrical conductors and other equipment in or serving the Leased Premises.

          8.4  WATER.  Landlord shall furnish cold and heated water for drinking
               -----
and lavatory purposes to the Building Common Areas.

          8.5  LIGHT BULBS.  Landlord shall perform such replacement of lamps,
               -----------
fluorescent tubes and lamp ballasts in the Leased Premises and in the Building as may be required from time to time. If the lighting fixtures in the Leased Premises are other than those furnished at the beginning of the Lease Term, Tenant shall pay Landlord's charge for replacing the lamps, lamp ballasts and fluorescent tubes in such lighting fixtures so installed by Tenant within ten
(10) days after receipt of Landlord's bill.

          8.6  ADDITIONAL SERVICES.   Tenant shall pay to Landlord, monthly as
               -------------------
billed, as Additional Rent, Landlord's charge for services furnished by Landlord to Tenant in excess of that agreed to be furnished by Landlord pursuant to this
Article 8 including, but  not limited to (a) any utility services utilized by
---------
Tenant during other than Building Hours, and (b) climate control in excess of that to be furnished by Landlord pursuant to Article 8.1 above or provided at
                                             -----------
times other than Building Hours. Tenant shall be billed at the hourly rate of $32.00 for excess climate control.

          8.7  INTERRUPTIONS IN SERVICE.  Landlord does not warrant that any of
               ------------------------
the foregoing services or any other services which Landlord may supply will be free from interruption. If such interruption shall persist, upon the 10th day rent shall abate. If interruption shall persist still after thirty (30) days, then Tenant shall have the option to cancel this lease.

                     9.   LIABILITY AND CASUALTY INSURANCE
                          --------------------------------

          9.1  LIABILITY INSURANCE.  Tenant shall, during the Lease Term, keep
               -------------------
in full force and effect, a policy or policies of commercial general liability insurance for bodily injury, personal injury (including wrongful death) and damage to property resulting from (i) any occurrence in the Leased Premises,
(ii) any act or omission by Tenant, by any subtenant of Tenant, or by any of their respective invitees, agents, servants, contractors or employees anywhere in the Leased Premises or the Building, (iii) the business operated by Tenant or by any subtenant of Tenant in the Leased

Premises, and (iv) the contractual liability of Tenant to Landlord pursuant to the indemnification provisions of Article 16.1 below, which coverage shall not
                                  ------------
be less than One Million and No/100 Dollars ($ 1, 000,000.00), combined single limit, per occurrence. The liability policy or policies shall contain an endorsement naming Landlord as an additional insured.

          9.2  CASUALTY INSURANCE.  Tenant shall, during the Lease Term, keep in
               ------------------
full force and effect, a policy or policies of so called "All Risk" or "All Peril" insurance, including coverage for vandalism or malicious mischief, insuring the Tenant Improvements and Tenant's stock in trade, furniture, personal property, fixtures, equipment and other items in the Leased Premises, with coverage in an amount equal to the replacement cost.

          9.3  WORKER'S COMPENSATION INSURANCE.  Tenant shall, during the Lease
               -------------------------------
Term, keep in full force and effect, a policy or policies of worker's compensation insurance with an insurance carrier and in amounts approved by the Industrial Commission of the State of Arizona.

          9.4  INSURANCE REQUIREMENTS.  Each insurance policy and certificate of
               ----------------------
such insurance policy obtained by Tenant pursuant to this Lease shall contain a clause that the insurer will provide Landlord with at least thirty (30) days prior written notice of any material change, non-renewal or cancellation of the policy. Each such insurance policy shall be with an insurance company authorized to do business in the State of Arizona and reasonably acceptable to Landlord. A certificate (e.g. Acord Form 27) evidencing the coverage under each such policy, as well as a certified copy of the required additional insured endorsement(s) shall be delivered to Landlord prior to commencement of the Lease Term. All insurance policies required pursuant to this Article 9 shall be written as
                                             ---------
primary policies, not contributing with or in excess of any coverage which Landlord may carry. Tenant shall procure and maintain all policies entirely at its own expense and shall, at least twenty (20) days prior to the expiration of such policies, furnish Landlord with renewal certificates of such policies. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies maintained by Landlord or the insurance policies required pursuant to this Article 9 or the coverage under such policies.
                 ---------

          9.5  CO-INSURANCE.  If on account of the failure of Tenant to comply
               ------------
with the provisions of this Article 9, Landlord is deemed a co-insurer by its
                            ---------
insurance carrier, then any loss or damage which Landlord shall sustain by reason of such failure shall be borne by Tenant, and shall be paid by Tenant within ten (10) days after receipt of a bill for such loss or damage.

          9.6  ADEQUACY OF INSURANCE.  Landlord makes no representation or
               ---------------------
warranty to Tenant that the amount of insurance to be carried by Tenant under the terms of this Lease is adequate to fully protect Tenant's interests. If Tenant believes that the amount of any such insurance is insufficient, Tenant is encouraged to obtain, at its sole cost and expense, such additional insurance as Tenant may deem desirable or adequate. Tenant acknowledges that Landlord shall not, by the fact of approving, disapproving, waiving, accepting, or obtaining any insurance, incur any liability for or with respect to the amount of insurance carried, the form or legal sufficiency of such insurance, the solvency of any insurance companies or the payment or defense of any lawsuit in connection with such insurance coverage, and Tenant hereby expressly assumes full responsibility for and all liability, if any, with respect to, Tenant's insurance coverage.

          9.7   LANDLORD'S INSURANCE.  Landlord shall maintain throughout the
                --------------------
life of the lease and any renewal periods, insurance coverage consistent with other comparable properties in the Phoenix Metropolitan area.

                             10.  CASUALTY DAMAGE
                                  ---------------

          10.1  OBLIGATION TO REPAIR.  In the event of any damage to the Leased
                --------------------
Premises, Tenant shall promptly notify Landlord in writing. If the Leased Premises or any part of the Building are damaged by fire or other casualty not due to the fault or negligence of Tenant, its employees, invitees, agents, contractors or servants, the damage to the Building and/or the Leased Premises shall be repaired by and at the expense of Landlord, except for those improvements as they existed at the commencement of the Lease Term unless this Lease is terminated in accordance with the provisions of Article 10.2 below. Until such repairs by Landlord are completed, Annual Basic Rent and Additional Rent shall be abated in proportion to the part of the Leased Premises which is unusable by Tenant in the conduct of its business. If, however, such damage is due in whole or in part to the fault or neglect of Tenant or any subtenant of Tenant, or any of their respective agents, employees, servants, contractors or invitees, there shall be no abatement of Annual Basic Rent or Additional Rent and Tenant shall be required to repair all such damage at its sole cost and expense. There shall be no abatement of Annual Basic Rent or Additional Rent on account of damage to the Building or the Property unless there is also damage to the Leased Premises, or damage which interferes with Tenant's use of Premises.

          10.2  LANDLORD'S OPTION.  If the damage is not fully covered by
                -----------------
Landlord's insurance, or if Landlord determines in good faith that the cost of repairing the damage is more than one-third of the then replacement cost of the Building, or if Landlord has determined in good faith that the required repairs to the Building cannot be made within a one hundred twenty (120) day period without the payment of overtime or other premiums, or in the event a holder of a mortgage or a deed of trust against the Building or the Property requires that all or any portion of the insurance proceeds be applied in reduction of the mortgage debt, or if such damage occurs during the final year of the Lease Term, then Landlord may, by written notice to Tenant within sixty (60) days after the occurrence of such damage, terminate this Lease as of the date set forth in Landlord's notice to Tenant. If Landlord does not elect to terminate this Lease, Landlord shall, at its sole cost and expense, repair the Building and the Leased Premises, excluding any alterations or improvements made by Tenant, and while such repair work is being performed, the Annual Basic Rent and Additional Rent shall be abated as provided above. Nothing in this Article 10 shall be
                                                         ----------
construed as a limitation of Tenant's liability for any such damage, should such liability otherwise exist.

                          11.  WAIVER OF SUBROGATION
                               ---------------------

          Landlord and Tenant each hereby waives its rights and the subrogation rights of its insurer against the other party and any other tenants of space in the Building or the Property as well as their respective officers, employees, agents, authorized representatives and invitees, with respect to any claims including, but not limited to, claims for injury to any persons, and/or damage to the Property, the Building or the Leased Premises and/or any fixtures, equipment, personal property, furniture, improvements and/or alterations in or to the Leased Premises, which are caused by or result from

(a) risks or damages required to be insured against under this Lease, or (b) risks and damages which are insured against by insurance policies maintained by Landlord and Tenant from time to time. Landlord and Tenant shall obtain for the other party from its insurers under each policy required by this Lease or otherwise maintained a waiver of all rights of subrogation which such insurers of Landlord or Tenant might otherwise have against the other party.


              12.  LANDLORD'S RIGHT TO PERFORM TENANT OBLIGATIONS
                   ----------------------------------------------

          All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of Annual Basic Rent or Additional Rent. If Tenant shall fail to pay any sum of money, other than Annual Basic Rent, required to be paid by it under this Lease, or shall fail to perform any other act on its part to be performed under this Lease, and such failure shall continue for ten (10) days after notice of such failure by Landlord (or such shorter period of time as may be reasonable in the event of an emergency), Landlord may (but shall not be obligated to do so) without waiving or releasing Tenant from any of Tenant's obligations, make any such payment or perform any such other act on behalf of Tenant. All sums so paid by Landlord and all necessary incidental costs, together with interest at the rate of interest per annum publicly announced, quoted or published, from time to time, by Bank of America, at its Phoenix, Arizona office as its "reference rate" plus four (4) percentage points, from the date of such payment by Landlord until reimbursement in full by Tenant (the "Default Rate"), shall be payable to Landlord as
                        ------------
Additional Rent with the next monthly installment of Annual Basic Rent; provided, however, in no event shall the Default Rate exceed the maximum rate (if any) permitted by applicable law.

                           13.  DEFAULT AND REMEDIES
                                --------------------

          13.1  EVENT OF DEFAULT.  If Tenant shall fail to pay any installment
                ----------------
of Annual Basic Rent, any Additional Rent, and such failure shall continue for ten (10) days, or if Tenant shall fail to perform any of the other covenants or conditions which Tenant is required to observe and perform and such failure shall continue for twenty (20) days (or such shorter period of time as may be specified by Landlord in the event of an emergency) after written notice of such failure by Landlord to Tenant, or if Tenant makes or has made any warranty, representation or statement to Landlord in connection with this Lease which is or was materially false or misleading when made or furnished, or if Tenant shall commit a of Default under any other agreement between Landlord and Tenant, or if the interest of Tenant in this Lease or any of Tenant's equipment, fixtures, or personal property located on the Leased Premises shall be levied upon under execution or other legal process, or if any petition shall be filed by or against Tenant or any Guarantor to declare Tenant or any Guarantor a bankrupt or to delay, reduce or modify Tenant's or any Guarantor's debts or obligations, or if any petition shall be filed or other action taken to reorganize or modify Tenant's or any Guarantor's capital structure, or if Tenant or any Guarantor shall be declared insolvent according to law, or if any assignment of Tenant's or any Guarantors property shall be made for the benefit of creditors, or if a receiver or trustee is appointed for Tenant or any Guarantor or all or any of their respective property, or if Tenant or any Guarantor shall file a voluntary petition pursuant to the Bankruptcy Code or any successor the Bankruptcy Code or if an involuntary petition be filed against Tenant or any Guarantor pursuant to the Bankruptcy Code or any successor the Bankruptcy Code, then Tenant shall have committed a material breach and default under this Lease (an "Event of Default").
           ----------------

          13.2  REMEDIES.  Upon the occurrence of an Event of Default under this
                --------
Lease by Tenant, Landlord may, without prejudice to any other rights and remedies available to a landlord at law, in equity or by statute, Landlord may exercise one or more of the following remedies, all of which shall be construed and held to be cumulative and non-exclusive: (a) Terminate this Lease and re-enter and take possession of the Leased Premises, in which event, Landlord is authorized to make such repairs, redecorating, refurbishments or improvements to the Leased Premises as may be necessary in the reasonable opinion of Landlord acting in good faith for the purposes of reletting the Leased Premises and the costs and expenses incurred in respect of such repairs, redecorating and refurbishments and the expenses of such reletting (including brokerage commissions) shall be paid by Tenant to Landlord within twenty (20) days after receipt of Landlord's statement; or (b) Without terminating this Lease, re-enter and take possession of the Leased Premises; or (c) Without such re-entry, recover possession of the Leased Premises in the manner prescribed by any statute relating to summary process, and any demand for Annual Basic Rent, re-entry for condition broken, and any and all notices to quit, or other formalities of any nature to which Tenant may be entitled, are hereby specifically waived to the extent permitted by law; or (d) without terminating this Lease, Landlord may relet the Leased Premises as Landlord may see fit without thereby avoiding or terminating this Lease, and for the purposes of such reletting, Landlord is authorized to make such repairs, redecorating, refurbishments or improvements to the Leased Premises as may be necessary in the reasonable opinion of Landlord acting in good faith for the purpose of such reletting, and if a sufficient sum is not realized from such reletting (after payment of all costs and expenses of such repairs, redecorating and refurbishments and expenses of such reletting (including brokerage commissions) and the collection of rent accruing therefrom) each month to equal the Annual Basic Rent and Additional Rent payable under this Lease, then Tenant shall pay such deficiency each month within twenty (20) days after receipt of Landlord's statement; or (e) Landlord may declare immediately due and payable all the remaining installments of Annual Basic Rent and Additional Rent, and such amount, less the fair rental value of the Leased Premises for the remainder of the Lease Term shall be paid by Tenant within twenty (20) days after receipt of Landlord's statement. Landlord shall not by re-entry or any other act, be deemed to have terminated this Lease, or the liability of Tenant for the total Annual Basic Rent and Additional Rent reserved under this Lease or for any installment of Annual Basic Rent and Additional Rent then due or subsequently accruing, or for damages, unless Landlord notifies Tenant in writing that Landlord has so elected to terminate this Lease. After the occurrence of an Event of Default, the acceptance of Annual Basic Rent or Additional Rent, or the failure to re-enter by Landlord shall not be deemed to be a waiver of Landlord's right to subsequently terminate this Lease and exercise any other rights and remedies available to it, and Landlord may re-enter and take possession of the Leased Premises as if no Annual Basic Rent or Additional Rent had been accepted after the occurrence of an Event of Default. Upon an Event of Default, Tenant shall also pay to Landlord all costs and expenses incurred by Landlord, including court costs and attorneys' fees, in retaking or otherwise obtaining possession of the Leased Premises, removing and storing all equipment, fixtures and personal property on the Leased Premises and otherwise enforcing any of Landlord's rights, remedies or recourses arising as a result of an Event of Default.

          13.3  INTEREST ON PAST DUE AMOUNTS.  In addition to the late charge
                ----------------------------
described in Article 14 below, if any installment of Annual Basic Rent or
             ----------
Additional Rent is not paid promptly when due, it shall bear interest at the Default Rate; provided, however, this provision shall not relieve Tenant from any default in the making of any payment at the time and in the manner required by this Lease; and provided, further, in no event shall the Default Rate exceed the maximum rate (if any) permitted by applicable law.

          13.4  LANDLORD DEFAULT.  In the event Landlord should neglect or fail
                ----------------
to perform or observe any of the covenants, provisions or conditions contained in this Lease on its part to be performed or observed, and such failure continues for twenty (20) days after written notice of default (or if more than twenty (20) days shall be required because of the nature of the default, if Landlord shall fail to commence the curing of such default within such twenty
(20) day period and proceed diligently to completion), then Landlord shall be responsible to Tenant for any actual damages sustained by Tenant as a result of Landlord's breach, but not special or consequential damages. Notwithstanding any other provisions in this Lease, any claim which Tenant may have against Landlord for failure to perform or observe any of the covenants, provisions or conditions contained in this Lease shall be deemed waived unless such claim is asserted by written notice of such claim to Landlord within twenty (20)days of commencement of the alleged default or of occurrence of the cause of action and unless suit be brought upon such claim within six (6) months subsequent to the occurrence of such cause of action. Tenant shall have no right to terminate this Lease, except as expressly provided elsewhere in this Lease.

                              14.  LATE PAYMENTS
                                   -------------

            Tenant hereby acknowledges that the late payment by Tenant to Landlord of any monthly installment of Annual Basic Rent, any Additional Rent or any other sums due under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such costs include but are not limited to processing, administrative and accounting costs. Accordingly, if any monthly installment of Annual Basic Rent, any Additional Rent or any other sum due from Tenant shall not be received by Landlord within ten (10) days after the date when due, Tenant shall pay to Landlord a late charge equal to the greater of the Late Charge Percentage set forth in Article 1.21 multiplied by such
                                           ------------
overdue amount or One Hundred and No/100 Dollars ($100.00). Tenant acknowledges that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payments by Tenant. Nothing contained in this Article 14 shall be deemed to condone, authorize, sanction or grant to
     ----------
Tenant an option for the late payment of Annual Basic Rent, Additional Rent or any other sum due under this Lease. If any check of Tenant is returned for insufficient funds, Tenant shall pay to Landlord a Fifty and No/100 Dollars ($50.00) processing charge, in addition to payment of the amount due plus applicable interest and late charges.

                                15.  SURRENDER
                                     ---------

          Tenant shall, upon the expiration or earlier termination of this lease, peaceably surrender the Leased Premises, including any Tenant Improvements, in a broom clean condition and otherwise in as good condition as when Tenant took possession, except for (i) reasonable wear and tear subsequent to the last repair, replacement, restoration, alteration or renewal; (ii) loss by fire or other casualty, and (iii) loss by condemnation. If Tenant shall abandon, vacate or surrender the Leased Premises, or be dispossessed by process of law or otherwise, any personal property and fixtures belonging to Tenant and left in the Leased Premises shall be deemed abandoned and, at Landlord's option, title shall pass to Landlord under this Lease as by a bill of sale. Landlord may, however, if it so elects, remove all or any part of such personal property from the Leased Premises and the costs incurred by Landlord in connection with such removal, including storage costs and the cost of repairing any damage to the Leased Premises and/or the Building caused by such removal shall be paid by Tenant within ten (10) days after receipt of Landlord's statement. Upon the expiration or earlier termination of this Lease, Tenant shall surrender to Landlord all keys to the Leased Premises and shall inform the Landlord of the combination of any vaults, locks and safes left on the Leased Premises. The obligations of Tenant under this Article 15 shall survive the expiration or
                                 ----------
earlier termination of this Lease. Tenant shall indemnify Landlord against any loss or liability resulting from delay by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding Tenant founded on such delay. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the Leased Premises for the express purpose of arranging a meeting with Landlord for a joint inspection of the Leased Premises. In the event of Tenant's failure to give such notice or to participate in such joint inspection, Landlord's inspection at or after Tenant's vacation of the Leased Premises shall be conclusively deemed correct for purposes of determining Tenant's liability for repairs and restoration under this Lease.

                     16.  INDEMNIFICATION AND EXCULPATION
                          -------------------------------

          16.1  INDEMNIFICATION.  Tenant shall indemnify, protect, defend and
                ---------------
hold Landlord harmless for, from and against all claims, damages, losses, costs, liens, encumbrances, liabilities and expenses, including reasonable attorneys', accountants' and investigators' fees and court costs (collectively, the "Claims"), 'however caused, arising in whole or in part from Tenant's use of all
 ------
or any part of the Leased Premises and/or the Building or the conduct of Tenant's business or from any activity, work or thing done, permitted or suffered by Tenant or by any invitee, servant, agent, contractor, employee or subtenant of Tenant in the Leased Premises and/or the Building, and shall further indemnify, protect, defend and hold Landlord harmless for, from and against all Claims arising in whole or in part from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease or arising in whole or in part from any act, neglect fault or omission by Tenant or by any invitee, servant agent, employee or subtenant of Tenant anywhere in the Leased Premises and/or the Building. In case any action or proceeding is brought against Landlord to which this indemnification shall be applicable, Tenant shall pay all Claims resulting therefrom and shall defend such action or proceeding, if Landlord shall so request, at Tenant's sole cost and expense, by counsel reasonably satisfactory to Landlord. The obligations of Tenant under this Article 16.1 shall survive the expiration or earlier
                  ------------
termination of this Lease.

          16.2  EXCULPATION.  Tenant, as a material part of the consideration to
                -----------
Landlord, hereby assumes all risk of damage to property, injury and death to persons and all claims of any other nature resulting from Tenant's use of all or any part of the Leased Premises and/or the Building, and Tenant hereby waives all claims against Landlord arising out of Tenant's use of all or any part of the Leased Premises and/or the Building. Neither Landlord nor its agents or employees shall be liable for any damaged property of Tenant entrusted to any employee or agent of Landlord or for loss of or damage to any property of Tenant by theft or otherwise. Landlord shall not be liable for any injury or damage to persons or property resulting from any cause, including, but not limited to, fire, explosion, falling plaster, steam, gas, electricity, sewage, odor, noise, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works in the Building, or from the roof of any structure on the Property, or from any streets or subsurface on or adjacent to the Building or the Property, or from any other place or resulting from dampness or any other causes whatsoever, unless caused solely by the gross negligence or willful misconduct of Landlord. Neither Landlord nor its employees or agents shall be liable for any defects in the Leased Premises and/or the Building, nor shall Landlord be liable for the negligence or misconduct, including, but not limited to, criminal acts, by maintenance or other personnel or contractors serving the Leased Premises and/or the Building, other tenants or third parties, unless Landlord is grossly negligent or guilty of willful misconduct. All property of Tenant kept or stored on the Property shall be so kept or stored at the risk of Tenant only, and Tenant shall indemnify, defend and hold Landlord harmless for, from and against any Claims arising out of damage to the same, including subrogation claims by Tenant's insurance carriers, unless such damage shall be caused by the willful act or gross neglect of Landlord and through no fault of Tenant.

          16.3  LANDLORD'S INDEMNIFICATION.  Landlord agrees to indemnify,
                --------------------------
defend, and hold Tenant harmless from and against any loss, cost, liability, damage or expense including, without limitation, reasonable attorneys fees, incurred in connection with or arising from (a) any cause whatsoever in or on the common areas of the building (any portion of the building except the premises) including without limitation the negligence of Landlord or it's employees, agents or contractors, other than the act, negligence or omission of Tenant, or (b) the negligence or intentional acts of Landlord or it's employees, agents, or contractors in or on the premises.

                            17.  ENTRY BY LANDLORD
                                 -----------------

          Landlord reserves and shall at any and all times have, upon twenty four (24) hours prior written notice (except in the event of an emergency), the right to enter the Leased Premises, to inspect the same, to submit the Leased Premises to prospective purchasers or tenants, to post notices of non-responsibility, and to alter, improve or repair the Leased Premises and any portion of the Building of which the Leased Premises are a part, without abatement of Annual Basic Rent or Additional Rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that access into the Leased Premises shall not be blocked thereby, and further providing that the business of Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Leased Premises or any loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all the doors in, upon or about the Leased Premises excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open such doors in an emergency in order to obtain entry to the Leased Premises, and any entry to the Leased Premises obtained by Landlord by any such means or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Leased Premises or an eviction of Tenant from all or any portion of the Leased Premises. Nothing in this Article 17 shall be construed as obligating Landlord to perform any
     ----------
repairs, alterations or maintenance except as otherwise expressly required elsewhere in this Lease.

                        18.  ASSIGNMENT AND SUBLETTING
                             -------------------------

          18.1  ASSIGNMENT AND SUBLETTING PROHIBITED.  Tenant shall not transfer
                ------------------------------------
or assign this Lease or any right or interest under this Lease, or sublet the Leased Premises or any part of the Leased Premises, without first obtaining Landlord's prior written consent, which consent Landlord shall not unreasonably withhold. No transfer or assignment (whether voluntary or involuntary, by operation of law or otherwise) or subletting shall be valid or effective without such prior written consent. Should Tenant attempt to make or allow to be made any such transfer, assignment or subletting, except as stated above, or should any of Tenant's rights under this Lease be sold or otherwise transferred by or under court order or legal process or otherwise, then, and in any of the foregoing events Landlord may, at its option, treat such act as an Event of Default by Tenant. Should Landlord consent to a transfer, assignment or subletting, such consent shall not constitute a waiver of any of the restrictions or prohibitions of this Article 19, and such restrictions or
                                     ----------
prohibitions shall apply to each successive transfer, assignment or subletting under this Article 19 if any, SEE RIDER "2", ITEM 2.
           ----------

          18.2  DEEMED TRANSFERS.  If Tenant is a corporation, an unincorporated
                ----------------
association, a limited liability company or a partnership, the transfer, assignment or hypothecation of twenty-five percent (25%) or more of any stock or interest in such corporation, association, limited liability company or partnership shall be deemed a transfer within the meaning of and subject to the provisions of this Article 19.
                   ----------

          18.3  LANDLORD'S CONSENT REQUIRED.  If Tenant desires at any time to
                ---------------------------
assign this Lease or sublet the Leased Premises or any portion of the Leased Premises, it shall first notify Landlord of its desire to do so and shall submit in writing to Landlord: (a) the name, address, telephone number and social security number or taxpayer identification number, if applicable, of the proposed sub-tenant or assignee; (b) the nature of the proposed subtenant's or assignee's business to be carried on in the Leased Premises; (c) the terms and the provisions of the proposed sublease or assignment; and (d) such financial information as Landlord may reasonably request concerning the proposed subtenant or assignee. Tenant's failure to comply with the provisions of this Article
                                                                     -------
19.3 shall entitle Landlord to withhold its consent to the proposed assignment
----
or subletting.

          18.4  RECAPTURE.  If Tenant proposes to assign its interest in this
                ---------
Lease or sublet all or any part of the Leased Premises, Landlord may, at its option, upon written notice to Tenant within thirty (30) days after Landlord's receipt of the information specified in Article 19.3 above, elect to recapture
                                        ------------
all or any portion of the Leased Premises, and within sixty (60) days after notice of such election has been given to Tenant, this Lease shall terminate as to the portion of the Leased Premises recaptured. If all or a portion of the Leased Premises is recaptured by Landlord pursuant to this Article 19.4 Tenant shall promptly
                                        ------------
execute and deliver to Landlord a termination agreement setting forth the termination date with respect to the Leased Premises or the recaptured portion of the Leased Premises, and prorating the Annual Basic Rent, Additional Rent and other charges payable under this Lease to such date. If Landlord does not elect to recapture as set forth above, Tenant may then after enter into a valid assignment or sublease with respect to the Leased Premises, provided that Landlord consents to such assignment or sublease pursuant to this Article 19 and
                                                                  ----------
provided further, that (a) such assignment or sublease is executed within ninety
(90) days after Landlord has given its consent (b) Tenant pays all amounts then owed to Landlord under this Lease, (c) there is not in existence an Event of Default as of the effective date of the assignment or sublease, (d) there have been no material changes with respect to the financial condition of the proposed subtenant or assignee or the business such party intends to conduct in the Leased Premises, and (e) a fully executed original of such assignment or sublease providing for an express assumption by the assignee or subtenant of all of the terms, covenants and conditions of this Lease is promptly delivered to Landlord.

          18.5  NO RELEASE FROM LIABILITY.  Landlord may collect Annual Basic
                -------------------------
Rent and Additional Rent from the assignee, subtenant, occupant or other transferee, and apply the amount so collected, first to the monthly installments of Annual Basic Rent, then to any Additional Rent and other sums due and payable to Landlord, and the balance, if any, to Landlord, but no such assignment, subletting, occupancy, transfer or collection shall be deemed a waiver of Landlord's rights under this Article 19 or the acceptance of the proposed
                             ----------
assignee, subtenant, occupant or transferee. Notwithstanding any assignment, sublease or other transfer (with or without the consent of Landlord), Tenant shall remain primarily liable under this Lease and neither Tenant nor any Guarantor shall be released from performance of any of the terms, covenants and conditions of this Lease.

          18.6  LANDLORD'S EXPENSES.  If Landlord consents to an assignment,
                -------------------
sublease or other transfer by Tenant of all or any portion of Tenant's interest under this Lease, Tenant shall reimburse Landlord for its actual administrative expenses and for legal, accounting and other out of pocket expenses incurred by Landlord, all not to exceed an aggregate of Two Hundred Fifty and No/ 100 Dollars ($250.00).

          18.7  ASSUMPTION AGREEMENT.  If Landlord consents to an assignment,
                --------------------
sublease or other transfer by Tenant of all or any portion of Tenants interest under this Lease, Tenant shall execute and deliver to Landlord, and cause the transferee to execute and deliver to Landlord, an instrument in the form and substance acceptable to Landlord in which (a) the transferee adopts this Lease and assumes and agrees to perform, jointly and severally with Tenant, all of the obligations of Tenant under this Lease, (b) Tenant acknowledges that it remains primarily liable for the payment of Annual Basic Rent, Additional Rent and other obligations under this Lease,(c) Tenant subordinates to Landlord's statutory lien, contract lien and security interest, any liens, security interests or other rights which Tenant may claim with respect to any property of transferee and (d) the transferee agrees to use and occupy the Leased Premises solely for the purpose specified in Article 20 and otherwise in strict accordance with this Lease.

                          19.  USE OF LEASED PREMISES
                               ----------------------

     The Leased Premises are leased to Tenant solely for the Permitted Use set forth in Article 1.9 above and for no other purpose whatsoever. If Tenant wishes
         -----------
to change the Permitted Use set forth in Article 1.9 above, Tenant shall first
                                         -----------
seek Landlord's prior written consent. Within thirty (30) days after receipt by Landlord of Tenants request for consent, Landlord shall provide Tenant written notice that Landlord has (i) consented to the proposed change in the Permitted Use, or (ii) decline to consent to the change, or (iii) elected to terminate this Lease, in which event this Lease shall terminate ten (10) days following receipt by Tenant of Landlord's Notice of Termination. Tenant shall not do or permit anything to be done in or about the Leased Premises nor bring or keep anything in the Leased Premises which will in any way increase the existing rate of or affect any casualty or other insurance on the Building, the Property, or any of their respective contents, or cause a cancellation of any insurance policy covering the Building, the Property, or any part of the Building or the Property, or any of their respective contents. Tenant shall not do or permit anything to be done in or about the Leased Premises and/or the Building which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or annoy them. Tenant shall not use or allow the Leased Premises to be used for any unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Leased Premises and/or the Building. In addition, Tenant shall not commit or suffer to be committed any waste in or upon the Leased Premises and/or the Building. Tenant shall not use the Leased Premises and/or the Building or permit anything to be done in or about the Leased Premises and/or the Building which will in any way conflict with any matters of record, or any law, statute, ordinance or governmental rule or regulation now in force or which may subsequently be enacted or promulgated, and shall, at its sole cost and expense, promptly comply with all matters of record and all laws, statutes, ordinances and governmental rules, regulations and requirements now in force or which may subsequently be in force and with the requirements of any Board of Fire Underwriters or other similar body now or subsequently constituted, foreseen or unforeseen, ordinary as well as extraordinary, relating to or affecting the condition, use or occupancy of the Property, excluding structural changes not relating to or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission by Tenant in any action against Tenant, irrespective of whether Landlord is a party, that Tenant has violated any matters of record, or any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact between Landlord and Tenant. In addition, Tenant shall not place a load upon any floor of the Leased Premises which exceeds the load per square foot which the floor was designed to carry, nor shall Tenant install business machines or other mechanical equipment in the Leased Premises which cause noise or vibration that may be transmitted to the structure of the Building.

                       20.  SUBORDINATION AND ATTORNMENT

     20.1  SUBORDINATION.  This Lease and all rights of Tenant under this Lease
           -------------
shall be, at the option of Landlord, subordinate to (a) all matters of record,
(b) all ground leases, overriding leases and underlying leases (collectively referred to as the "leases") of the Building or the Property now or subsequently existing, (c) all mortgages and deeds of trust (collectively referred to as the "mortgages") which may now or subsequently encumber or affect the Building or
 ---------
the Property, and (d) all renewals, modifications, amendments, replacements and extensions of leases and mortgages and to spreaders and consolidations of the mortgages, irrespective of whether leases or mortgages shall also cover other lands, buildings or leases. The provisions of this 'Article 21.1 shall be self-operative and no further
                    ------------
instruments of subordination shall be required. In confirmation of such subordination, Tenant shall promptly execute, acknowledge and deliver any instrument that Landlord, the lessor under any lease or the holder of any mortgage or any of their respective assigns or successors in interest may reasonably request to evidence such subordination. Any lease to which this Lease is subject and subordinate is called a "Superior Lease" and the lessor under a
                                        --------------
Superior Lease or its assigns or successors in interest is called a "Superior
                                                                     --------
Lessor". Any mortgage to which this Lease is subject and subordinate is called a
------
"Superior Mortgage" and the holder of a Superior Mortgage is called a "Superior
 -----------------                                                     --------
Mortgagee". If Landlord, a Superior Lessor or a Superior Mortgagee requires that
---------
such instruments be executed by Tenant, Tenant's failure to do so within ten
(10) days after request for such instrument shall be deemed an Event of Default under this Lease. Tenant waives any right to terminate this Lease because of any foreclosure proceedings. Tenant hereby irrevocably constitutes and appoints Landlord (and any successor Landlord) as Tenant's attorney-in-fact to execute and deliver to any Superior Lessor or Superior Mortgagee any documents required to be executed by Tenant for and on behalf of Tenant if Tenant shall have failed to do so within ten (10) days after the request for execution and delivery.

     20.2  ATTORNMENT.  If any Superior Lessor or Superior Mortgagee (or any
           ----------
purchaser at a foreclosure sale) succeeds to the rights of Landlord under this Lease, whether through possession or foreclosure action, or the delivery of a new lease or deed (a "Successor Landlord"), Tenant shall attorn to and
                      ------------------
recognize such Successor Landlord as Tenant's landlord under this Lease and shall promptly execute and deliver any instrument that such Successor Landlord may reasonably request to evidence such attornment. Further, any successor shall attorn to Tenant and shall recognize this lease as valid and will fulfill all the obligations of Landlord hereunder.

     20.3  QUIET ENJOYMENT.  Landlord covenants that upon paying the annual
           ---------------
rent and additional rent, if any, and observing and keeping the covenants, agreements, and conditions applicable to it under this lease, Tenant shall peaceably and quietly have, hold and enjoy the premises, without hindrance or molestation from Landlord or anyone claiming by, through, under Landlord.

                           21.  ESTOPPEL CERTIFICATE
                                --------------------

     Tenant shall, from time to time, within ten (10) days after written request by Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying: (a) that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect); (b) the dates to which Annual Basic Rent, Additional Rent and other charges are paid in advance, if any; (c) that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord under this Lease or specifying such defaults if any are claimed; (d) that Tenant has paid Landlord the Security Deposit; (e) the Commencement Date and the scheduled expiration date of the Lease Term; (f) the rights (if any) of Tenant to extend or renew this Lease or to expand the Leased Premises; and (g) the amount of Annual Basic Rent, Additional Rent and other charges currently payable under this Lease. In addition, such statement shall provide such other information and facts Landlord may reasonably require. Any such statement may be relied upon by any prospective or existing purchaser, ground lessee or mortgagee of all or any portion of the Property, as well as by any other assignee of Landlord's interest in this Lease. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord; (ii) that there are no uncured defaults in Landlord's performance under this Lease; (iii) that Tenant has paid to Landlord the Security Deposit; (iv) that not more than one month's installment of Annual Basic Rent or Additional Rent has been paid in advance;
(v) that the Commencement Date and the scheduled expiration date of the Lease Term are as stated in the statement, (vi) that Tenant has no rights to extend or renew this Lease or to expand the Leased Premises except as contained herein;
(vii) that the Annual Basic Rent, Additional Rent and other charges are as set forth in the certificate; and (viii) that the other information and facts set forth in the certificate are true and correct.


                                  22.  SIGNS
                                       -----

     Landlord shall retain absolute control over the exterior appearance of the Building and the exterior appearance of the Leased Premises as viewed from the public halls. Tenant shall not install, or permit to be installed, any drapes, shutters, signs, lettering, advertising, or any items that will in anyway alter the exterior appearance of the Building or the exterior appearance of the Leased Premises as viewed from the public halls or the exterior of the Building. Notwithstanding the foregoing, Landlord shall install, at Tenant's sole cost and expense, letters or numerals at or near the entryway to the Leased Premises provided Tenant obtains Landlord's prior written consent as to size, color, design and location. All such letters or numerals shall be in accordance with the criteria established by Landlord for the Building. In addition, Tenant's name and suite number shall be identified on the Building directory.

                                 23.  PARKING
                                      -------

     Tenant is allocated the number of parking spaces designated in Article 1.16
                                                                    ------- ----
above entitling Tenant to park in parking spaces located in the Parking Facility as designated by Landlord from time to time for use by Tenant, its employees and licensees, and for which Tenant shall pay the monthly charges set forth in
Article 1.17 above. The parking spaces shall be available to Tenant, its
------------
employees and licensees on a first come, first serve basis. Landlord reserves the right to increase the parking charges set forth in Article 1.17 in such
                                                       ------------
reasonable amounts as Landlord deems necessary based upon increased costs of operating and maintaining the Parking Facility. Holders of parking passes shall not be entitled to park in visitor parking spaces so designated by Landlord, or in any other parking spaces other than those designated by Landlord for use by holders of parking passes.

                                  24.  LIENS
                                       -----

     Tenant shall keep the Leased Premises free and clear of all mechanic's and materialmen's hens. If, because of any act or omission (or alleged act or omission) of Tenant, any mechanics', materialmen's or other lien, charge or order for the payment of money shall be filed or recorded against the Leased Premises, the Property, or the Building, or against any other property of Landlord (irrespective of whether such lien, charge or order is valid or enforceable as such), Tenant shall, at its own expense, cause the same to be canceled or discharged of record within thirty (30) days after Tenant shall have received written notice of the filing of such lien, or Tenant may, within such thirty (30) day period, furnish to Landlord, a bond pursuant to A.R.S. (S)33 -1004 (or any successor statute) and satisfactory to Landlord and all Superior Lessors and Superior Mortgagees against the lien, charge or order, in which case Tenant shall have the right to contest, in good faith, the validity or amount of such lien.

                               25.  HOLDING OVER
                                    ------------

     It is agreed that the date of termination of this Lease and the right of Landlord to recover immediate possession of the Leased Premises thereupon is an important and material matter affecting the parties hereto and the rights of third parties, all of which have been specifically considered by Landlord and Tenant. In the event of any continued occupancy or holding over of the Leased Premises without the express written consent of Landlord beyond the expiration or earlier termination of this Lease or of Tenants right to occupy the Leased Premises, whether in whole or in part, or by leaving property on the Leased Premises or otherwise, this Lease shall be deemed a monthly tenancy and Tenant shall pay 150% times the Annual Basic Rent then in effect, in advance at the beginning of the hold-over month(s), plus any Additional Rent or other charges or payments contemplated in this Lease.

                             26.  ATTORNEYS' FEES
                                  ---------------

     If any action shall 'be instituted by either of the parties hereto for the enforcement or interpretation of any of their respective rights or remedies in or under this Lease, the prevailing party shall be entitled to recover from the losing party all costs incurred by the prevailing party in such action and any appeal therefrom, including reasonable attorneys' fees to be fixed by the court.

                       27.  RESERVED RIGHTS OF LANDLORD
                            ---------------------------

     Landlord reserves the following rights, exercisable without liability to Tenant for damage or injury to property, persons or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession or giving rise to any claim: (a) to name the Building and the Property and to change the name or street address of the Building and the Property; (b) to install and maintain all signs on the exterior and interior of the Building and the Property; (c) to designate all sources furnishing sign painting and lettering; (d) during the last ninety (90) days of the Lease Term, if Tenant has vacated the Leased Premises, to decorate, remodel, repair, alter or otherwise prepare the Leased Premises for re-occupancy, without affecting Tenant's obligation to pay Annual Basic Rent; (e) on reasonable prior notice to Tenant, to exhibit the Leased Premises to any prospective purchaser, mortgagee, or assignee of any mortgage on the Building or the Property and to others having interest in the Leased Premises, Building and/or the Property, at any time during the Lease Term, and to prospective tenants during the last six (6) months of the Lease Term; (f) to take any and all measures, including entering the Leased Premises for the purposes of making inspections, repairs, alterations, additions and improvements to the Leased Premises or to the Building (including, for the purposes of checking, calibrating, adjusting and balancing controls and other parts of the Building systems) as may be necessary or desirable for the operation, improvement, safety, protection or preservation of the Leased Premises or the Building, or in order to comply with all laws, orders and requirements of governmental or other authorities, or as may otherwise be permitted or required by this Lease; provided, however, that Landlord shall endeavor (except in an emergency) to minimize interference with Tenant's business in the Leased Premises; (g) to relocate various facilities within the Building and on the Property if Landlord shall determine such relocation to be in the best interest of the development of the Building and/or the Property, provided, that such relocation shall not materially restrict access to the Leased Premises; (h) to change the nature, extent, arrangement, use and location of the Building Common Areas; (i) to make alterations or additions to and to build additional stories on the Building and to build additional buildings or improvements on the Property; and (j) to install vending machines of all kinds in the Leased Premises and the Building, and to receive all of the revenue derived therefrom, provided, however, that no vending machines shall be installed by Landlord in the Leased Premises unless Tenant so requests. Landlord further reserves the exclusive right to the roof of the Building. No easement for light, air, or view is included in the leasing of the Leased Premises to Tenant. Accordingly, any diminution or shutting off of light, air or view by any structure which may be erected on the Property or other properties in the vicinity of the Building shall in no way affect this Lease or impose any liability upon Landlord.

                              28.  EMINENT DOMAIN
                                   --------------

     28.1  TAKING.  If the whole of the Building is lawfully and permanently
           ------
taken by condemnation or any other manner for any public or quasi-public purpose, or by deed in lieu of condemnation, this Lease shall terminate as of the date of vesting of title in such condemning authority and the Annual Basic Rent and Additional Rent shall be pro rated to such date. If any part of the Building or Property is so taken, or if the whole of the Building is taken, but not permanently, then this Lease shall be unaffected thereby, except that (a) Landlord may terminate this Lease by notice to Tenant within sixty (60) days after the date of vesting of title in the condemning authority, and (b) if twenty 20% or more of the Leased Premises shall be permanently taken and the remaining portion of the Leased Premises shall not be reasonably sufficient for Tenant to continue operation of its business, Tenant may terminate this Lease by notice to Landlord within sixty (60) days after the date of vesting of title in such condemning authority. This Lease shall terminate on the thirtieth (30th) day after receipt by Landlord of such notice, by which date Tenant shall vacate and surrender the Leased Premises to Landlord. The Annual Basic Rent and Additional Rent shall be pro rated to the earlier of the termination of this Lease or such date as Tenant is required to vacate the Leased Premises by reason of the taking. If this Lease is not terminated as a result of a partial taking of the Leased Premises, the Annual Basic Rent and Additional Rent shall be equitably adjusted according to the rentable area of the Leased Premises and Building remaining.

     28.2  AWARD.  In the event of a taking of all or any part of the Building
           -----
or the Property, all of the proceeds or the award, judgment, settlement or damages payable by the condemning authority shall be and remain the sole and exclusive property of Landlord, and Tenant hereby assigns all of its right, title and interest in and to any such award, judgment, settlement or damages to Landlord. Tenant shall, however, have the right, to the extent that the same shall not reduce or prejudice amounts available to Landlord, to claim from the condemning authority, but not from Landlord, such compensation as may be recoverable by Tenant in its own right for relocation benefits, moving expenses, and damage to Tenant's personal property and trade mixtures.

                                 29.  NOTICES
                                      -------

     Any notice or communication given under the terms of this Lease shall be in writing and shall be delivered in person, sent by any public or private express delivery service or deposited with the United States Postal Service or a successor agency, certified or registered mail, return receipt requested, postage pre-paid, addressed as set forth in the Basic Provisions, or at such other address as a party may from time to time designate by notice under this
Article 30. Notice given by personal delivery or by public or private express delivery service shall be effective upon delivery, notice sent by mail shall be deemed to have occurred upon deposit of the notice in the United States mail. The inability to deliver a notice because of a changed address of which no notice was given or a rejection or other refusal to accept any notice shall be deemed to be the receipt of the notice as of the date of such inability to deliver or rejection or refusal to accept. Any notice to be given by Landlord may be given by the legal counsel and/or the authorized agent of Landlord.

                          30.  RULES AND REGULATIONS
                               ---------------------

     Tenant shall abide by all rules and regulations (the "Rules and
                                                           ---------
Regulation") of the Building imposed by Landlord, as attached hereto as Exhibit
----------                                                              -------
"E" or as may subsequently be issued by Landlord.  The Rules and Regulations may
---
be changed from time to time upon ten (10) days notice to Tenant. Breach of the Rules and Regulations, by Tenant shall constitute an Event of Default if such breach is not fully cured within ten (10) days after written notice to Tenant by Landlord; provided, however, no notice or opportunity to cure shall be required in connection with a breach of rule number 39. Landlord shall not be responsible to Tenant for nonperformance by any other tenant, occupant or invitee of the Building of any Rules or Regulations.

                         31.  ACCORD AND SATISFACTION
                              -----------------------

     No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Annual Base Rent and Additional Rent (jointly called "Rent" in this Article 32), shall be deemed to be other than on account of the
 ----          ----------
earliest stipulated Rent due and not yet paid, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue any other remedy in this Lease. No receipt of money by Landlord from Tenant after the termination of this Lease, after the service of any notice relating to the termination of this Lease, after the commencement of any suit, or after final judgment for possession of the Leased Premises, shall reinstate, continue or extend the Lease Tenn or affect any such notice, demand, suit or judgment.

                              32.  RENEWAL OPTION
                                   --------------

     Tenant, upon paying the rent herein reserved and performing all the terms, covenants and conditions herein contained on its part to be kept performed, shall have an option to renew this Lease for an two (2) additional five (5) year term. Any or such extension of this Lease for an additional term shall be upon the same covenants and conditions as are set forth herein except that Tenant shall have no option to further extend this Lease, and except that the rental shall be based upon "fair market rental" rate for similar space in the area at the time of the exercise or this option. Fair market rental shall mean the rental that the Landlord could reasonably expect to obtain through a third party desiring to lease the premises for the renewal term taking into account the age of the of the building, the size, location and floor level of the premises in the locality of the building and all other factors that would be relevant to a third party desiring to lease the premises for the renewal term (including, but not limited to concessions and build-out allowances). Landlord shall inform Tenant of it's initial determination of fair market rental within the (30) days after it's receipt of Tenant's intention to renew, whereupon Landlord and Tenant shall attempt in good faith to agree fair market rental. If Landlord and Tenant are unable to reach agreement within sixty (60) days after Landlord's receipt of Tenant's notice then Tenant may forfeit Option to Renew.

     Tenant must notify Landlord in writing not less than ninety (90) days nor more than one hundred twenty (120) days prior to the expiration or this Lease of its election to enter into negotiations with the Landlord for the additional term stated above. In the event Tenant fails to so notify Landlord or declines to exercise said Option to Renew, such right shall terminate and no longer be in effect.

                              33.  MISCELLANEOUS
                                   -------------

     33.1  ENTIRE AGREEMENT, AMENDMENTS.  This Lease and any Exhibits attached
           ----------------------------
to and forming a part of this Lease set forth all of the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Leased Premises and there are no covenants, promises, agreements, representations, warranties, conditions or understandings either oral or written between them other than as contained in this Lease. Except as otherwise provided in this Lease, no subsequent alteration, amendment, change or addition to this Lease shall be binding unless it is in writing and signed by both Landlord and Tenant.

     33.2  TIME OF THE ESSENCE.  Time is of the essence of each and every term,
           -------------------
covenant and condition of this Lease.

     33.3  BINDING EFFECT.  The covenants and conditions of this Lease shall,
           --------------
subject to the restrictions on assignment and subletting, apply to and bind the heirs, executors, administrators, personal representatives, successors and assigns of the parties to this Lease.

     33.4  RECORDATION.   Neither this Lease nor any memorandum of this Lease
           -----------
shall be recorded by Tenant.

     33.5  GOVERNING LAW.  This Lease and all the terms and conditions of this
           -------------
Lease shall be governed by and construed in accordance with the laws of the State of Arizona.

     33.6  NO PARTNERSHIP.  Nothing contained in this Lease shall be deemed or
           --------------
construed as creating an agency, partnership or joint venture relationship between Landlord and Tenant or between Landlord and any other party, or cause Landlord to be responsible in any way for the debts or obligations of Tenant or any other party.

     33.7   AUTHORITY.  If Tenant executes this Lease as a partnership, each
            ---------
individual executing this Lease on behalf of the partnership represents and warrants that he or she is a general partner of the partnership and that this Lease is binding upon the partnership in accordance with its terms. If Tenant executes this Lease as a corporation, each of the persons executing this Lease on behalf of Tenant covenants and warrants that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to transact business in Arizona, that the corporation has full right, authority and power to enter into this Lease and to perform its obligations under this Lease, that each person signing this Lease on behalf of the corporation is authorized to do so and that this Lease is binding upon the corporation in accordance with its terms.

     33.8   NO WAIVER.  The failure of either party to insist in any one or more
            ---------
instances upon the strict performance of any one or more of the obligations of this Lease, or to exercise any election contained in this Lease, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this Lease or the right to exercise such election, but the same shall continue and remain in full force and effect with respect to any subsequent breach, act or omission.

     33.9   SEVERABILITY.  If any clause or provision of this Lease is or
            ------------
becomes illegal or unenforceable because of any present or future law or regulation of any governmental body or entity effective during the Lease Term, the intention of the parties is that the remaining provisions of this Lease shall not be affected by such determination.

     33.10  EXHIBITS.  If any provision contained in an Exhibit or Addenda to
            --------
this Lease is inconsistent with any other provision of this Lease, the provision contained in this Lease shall supersede the provisions contained in such Exhibit or Addenda, unless otherwise provided.

     33.11  FAIR MEANING.  The language of this Lease shall be construed to its
            ------------
normal and usual meaning and not strictly for or against either Landlord or Tenant. Landlord and Tenant acknowledge and agree that each party has reviewed and revised this Lease and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply to the interpretation of this Lease, or any Exhibits, Riders or amendments to this Lease.

     33.12  NO MERGER.  The voluntary or other surrender of this Lease by Tenant
            ---------
or a mutual cancellation of this Lease shall not work as a merger and shall, at Landlords option, either terminate any or all existing subleases or subtenancies, or operate as an assignment to Landlord of any or all of such subleases or subtenancies.

     33.13  FORCE MAJEURE.  Any prevention, delay or stoppage due to strikes.
            -------------
lockouts, labor disputes. acts of God, inability to obtain labor or materials or reasonable substitutes for labor or materials, governmental restrictions, regulations or controls, judicial orders, enemy or hostile government actions, civil commotion, fire or other casualty and other causes beyond the reasonable control of Landlord shall excuse the Landlords performance tinder this Lease for the period of any such prevention, delay, or stoppage.

     33.14  TRANSFER OF LANDLORDS INTEREST.  The term "Landlord" as used in this
            ------------------------------             --------
Lease, insofar as the covenants or agreements on the part of the Landlord are concerned, shall be limited to mean and include only the owner or owners of Landlords interest in this Lease at the time in question. Upon any transfer or transfers of such interest, the Landlord herein named in this Lease (and in the case of any subsequent transfer, the then transferor) shall be relieved of all liability for the performance of any covenants or agreements on the part of the Landlord contained in this Lease.

     33.15  LIMITATION ON LANDLORDS LIABILITY.  If Landlord becomes obligated to
            ---------------------------------
pay Tenant any judgment arising out of any failure by the Landlord to perform or observe any of the terms, covenants, conditions or provisions to be performed or observed by Landlord under this Lease, Tenant shall be limited in the satisfaction of such judgment solely to Landlords interest in the Building and the Property or any proceeds arising from the sale of the Building or the Property, and no other property or assets of Landlord or the individual partners, directors, officers or shareholders of Landlord or its constituent partners shall be subject to levy, execution or other enforcement procedure whatsoever for the satisfaction of any such money judgment.

     33.16  BROKERAGE FEES.  Tenant warrants and represents that it has not
            --------------
dealt with any realtor, broker or agent in connection with this Lease except the Broker identified in Article 1.19 above. Tenant shall indemnify, defend and hold
                     ------------
Landlord harmless for, from and against any cost, expense or liability (including the cost of suit and reasonable attorneys fees) for any compensation, commission or charges claimed by any other realtor, broker or agent in connection with this Lease or by reason of any act of Tenant.

     33.17  CONTINUING OBLIGATIONS.  All obligations of Tenant under this Lease
            ----------------------
not fully performed as of the expiration or earlier termination of this Lease shall survive the expiration or earlier termination of this Lease, including, without limitation, all payment obligations with respect to Annual Basic Rent, Additional Rent and all obligations concerning the condition of the Leased Premises.

     33.18  CONFIDENTIALITY.  Tenant shall keep the term, rental rate and all
            ---------------
other provisions of this lease confidential and shall prevent the publication or other disclosure thereof by Tenant, its shareholders, officers, directors, employees, agents or representatives unless Tenant receives the prior written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. A breach by Tenant of the provisions of this paragraph shall constitute an Event of Default under this Lease.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the date and year first above written.

LANDLORD                                TENANT
PRESSON ADVISORY L.L.C.,                American Schools of Professional Psychology,
an Arizona Limited Liability Company    an Illinois Corporation DBA Arizona School
By: Presson Corporation, An Arizona     of
     Corporation                        Professional Psychology
     Its: General Manager


By:  /s/ Daryl R. Burton                By:  /s/ Michael Markovitz
   --------------------------              ----------------------------
    Daryl R. Burton                         Michael Markovitz
    Its: President                          Its: Chairman

                                   RIDER "1"
                                   ---------


          Rider 1 to Office Lease dated May 28,1997, between PRESSON ADVISORY
                                        -----------
L.L.C., an Arizona Limited Liability Company ("Landlord") and American Schools of Professional Psychology, Inc., an Illinois Corporation DBA Arizona School Professional Psychology ("Tenant"). UNLESS OTHERWISE REQUIRED BY THE CONTEXT, CAPITALIZED TERMS USED HEREIN SHALL HAVE THE MEANING ASCRIBED TO SUCH TERMS IN THE LEASE. IN THE EVENT OF A CONFLICT BETWEEN THE TERMS AND PROVISIONS OF THIS RIDER "1" AND THE LEASE THE TERMS OF THIS RIDER "1" SHALL CONTROL.

1.        Hazardous Materials Laws.  "Hazardous Materials Laws" means any and
          ------------------------    ------------------------
all federal, state or local laws, ordinances, rules, decrees, orders, regulations or court decisions (including the so-called "common-law") relating
                                                         ----------
to hazardous substances, hazardous materials, hazardous waste, toxic substances, environmental conditions on, under or about the Property, or soil and ground water conditions, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), as amended, 42
                                                   ------
U.S.C. (S)9601, et seq., the Resource Conservation and Recovery Act. ("RCRA") 42
                                                                       ----
U.S.C. (S)6901, et seq., the Hazardous Materials Transportation Act, 49 U.S.C.
(S) 1801, et seq., any amendments to the foregoing, and any similar federal, state or local laws, ordinances, rules, decrees, orders or regulations.

2.        Hazardous Materials.  "Hazardous Materials" means any chemical,
          -------------------    -------------------
compound, material, substance or other matter that: (i) is a flammable explosive, asbestos, radioactive material, nuclear medicine material, drug, vaccine, bacteria, virus, hazardous waste, toxic substance, petroleum product, or related injurious or potentially injurious material, whether injurious or potentially injurious by itself or in combination with other materials; (ii) is controlled, designated in or governed by any Hazardous Materials Law; (iii) gives rise to any reporting, notice or publication requirements tinder any Hazardous Materials Law; or (iv) gives rise to any liability, responsibility or duty on the part of Tenant or Landlord with respect to any third person under any Hazardous Materials Law.

3.        Use.  Tenant shall not allow any Hazardous Material to be used,
          ---
generated, released, stored or disposed of on, under or about, or transported from, the Leased Premises, the Building or the Property, unless: (i) such use is specifically disclosed to and approved by Landlord in writing prior to such use; and (ii) such use is conducted in compliance with the provisions of this Rider
                                                                         -----
1. Landlord may approve such use subject to reasonable conditions to protect the
-
Leased Premises, the Building or the Property, and Landlords interests.
Landlord may withhold approval if Landlord determines that such proposed use involves a material risk of a release or discharge of Hazardous Materials or a violation of any Hazardous Materials Laws or that Tenant has not provided reasonable assurances of its ability to remedy such a violation and fulfill its obligations under this Rider 1.
                       -------

4.        Compliance With Laws.  Tenant shall strictly comply with, and shall
          --------------------
maintain the Leased Premises in compliance with, all Hazardous Materials Laws. Tenant shall obtain and maintain in full force and effect all permits, licenses and other governmental approvals required for Tenants operations on the Leased Premises under any Hazardous Materials Laws and shall comply with all terms and conditions of any Hazardous Materials laws. At Landlords request, Tenant shall deliver copies of, or allow Landlord to inspect, all such permits, licenses and approvals. Tenant shall perform any monitoring, investigation, clean-up, removal and other remedial work (collectively, "Remedial Work") required as a result of any release or discharge of Hazardous
 -------------
Materials affecting the Leased Premises or the Building, or any violation of Hazardous Materials Laws by Tenant or any assignee or sublessee of Tenant or their respective agents, contractors, employees, licensees, or invitees. Landlord shall have the right to intervene in any governmental action or proceeding involving any Remedial Work, and to approve performance of the work, in order to protect Land lords interests.

5.        Compliance With Insurance Requirements.  Tenant shall comply with the
          --------------------------------------
requirements of Landlords and Tenants respective insurers regarding Hazardous Materials and with such insurers recommendations based upon prudent industry practices regarding management of Hazardous Materials.

6.        Notice: Reporting.  Tenant shall notify Landlord, in writing, within
          ------------------
two (2) days after any of the following: (a) a release or discharge of any Hazardous Material, whether or not the release or discharge is in quantities that would otherwise be reportable to a public agency; (b) Tenants receipt of any order of a governmental agency requiring any Remedial Work pursuant to any Hazardous Materials Laws; (c) Tenants receipt of any warning, notice of inspection, notice of violation or alleged violation, or Tenants receipt of notice or knowledge of any proceeding, investigation of enforcement action, pursuant to any Hazardous Materials Laws; or (d) Tenants receipt of notice or knowledge of any claims made or threatened by any third party against Tenant or the Leased Premises, the Building or the Property, relating to any loss or injury resulting from Hazardous Materials. Tenant shall deliver to Landlord copies of all test results, reports and business or management plans required to be filed with any governmental agency pursuant to any Hazardous Materials Laws.

7.        Termination: Expiration.  Upon the termination or expiration of this
          -----------------------
Lease, Tenant shall remove any equipment, improvements or storage facilities utilized in connection with any Hazardous Materials and shall, clean up, detoxify, repair and otherwise restore the Leased Premises to a condition free of Hazardous Materials.

8.        Indemnity.  Tenant shall protect, indemnify, defend and hold Landlord
          ---------
harmless for, from and against any and all claims, costs, expenses, suits, judgments, actions, investigations, proceedings and liabilities arising out of or in connection with any breach of any provisions of this Rider 1 or directly
                                                           -------
or indirectly arising out of the use, generation, storage, release, disposal or transportation of Hazardous Materials by Tenant or any sublessee or assignee of Tenant, or their respective agents, contractors, employees, licensees, or invitees, on, under or about the Leased Premises, the Building or the Property during the Lease Term or Tenants occupancy of the Leased Premises, including, but not limited to, all foreseeable and unforeseeable consequential damages and the cost of any Remedial Work. Neither the consent by Landlord to the use, generation, storage, release, disposal or transportation of Hazardous Materials nor the strict compliance with all Hazardous Material Laws shall excuse Tenant from Tenants indemnification 222 obligations pursuant to this Rider 1. The
                                                              -------
foregoing indemnity shall be in addition to and not a limitation of the indemnification provisions of Rider 1 of the Lease. Tenants obligations
                              -------
pursuant to tie is Rider 1 shall survive the termination or expiration of this
                   -------
Lease.

9.        Assignment Subletting.  If Landlords consent is required for an
          ----------------------
assignment of this Lease or a subletting of the Leased Premises, Landlord shall have the right to refuse such consent if the possibility of a release of Hazardous Materials is materially increased as a result of the assignment or sublease or if Landlord does not receive reasonable assurances that the new tenant has the experience and the financial ability to remedy a violation of the Hazardous Materials Laws and fulfill its obligations under this Rider 1.
                                                                -------

10.       Entry and Inspections; Cure.  Landlord and its agents, employees and
          ---------------------------
contractors, shall have the right, but not the obligation, to enter the Leased Premises at all reasonable times to inspect the Leased Premises and Tenants compliance with the terms and conditions of this Rider 1 or to conduct
                                                 -------
investigations and tests. No prior notice to Tenant shall be required in the event of an emergency, or if Landlord has reasonable cause to believe that violations of this Rider 1 have occurred, or if Tenant consents at the time of
                   -------
entry. In all other cases, Landlord shall give at least twenty-four (24) hours prior notice to Tenant. Landlord shall have the right. but not the obligation. to remedy any violation by Tenant of the provisions of this Rider 1 or to
                                                            -------
perform any Remedial Work which is necessary or appropriate as a result of any governmental order, investigation or proceeding. Tenant shall pay, upon demand, as Additional Rent, all costs incurred by Landlord in remedying such violations or performing all Remedial Work, plus interest on such costs incurred at the Default Rate from the date of demand until the date received by Landlord.

11.       Event of Default.  The release or discharge of any Hazardous Material
          ----------------
or the violation of any Hazardous Materials Law shall constitute an Event of Default by Tenant under this Lease. In addition to and not in lieu of the remedies available under this Lease as a result of such Event of Default, Landlord shall have the right, without terminating this Lease, to require Tenant to suspend its operations and activities on the Leased Premises until Landlord is satisfied that appropriate Remedial Work has been or is being adequately performed and Landlord's election of this remedy shall not constitute a waive of Landlord's right to subsequently pursue the other remedies set forth in this Lease.


LANDLORD                                TENANT
PRESSON ADVISORY L.L.C.,                American Schools of Professional Psychology,
an Arizona Limited Liability Company    an Illinois Corporation DBA Arizona School
By: Presson Corporation, An Arizona     of
     Corporation                        Professional Psychology
     Its: General Manager

By:  /s/ Daryl R. Burton                By:  /s/ Michael Markovitz
   -------------------------               ---------------------------
     Daryl R. Burton                         Michael Markovitz
     Its: President                          Its: Chairman

                                   RIDER "2"


     Rider 2 to Office Lease dated May 28, 1997, between PRESSON ADVISORY
                                   ------------
L.L.C., an Arizona Limited Liability Company ("Landlord") and American Schools of Professional Psychology, Inc., an Illinois Corporation DBA Arizona School of Professional Psychology ("Tenant"). Unless otherwise required by the context, capitalized terms used herein shall have the meaning ascribed to such terms in the Lease. In the event of a conflict between the terms and provisions of this Rider "2" and the Lease, the terms of this Rider "2" shall control.

1.   RENTAL SCHEDULE:
      1.  July 1, 1997 through June 30, 1998. $119,253.75 ($9,937.81/Month)
          based upon a rental rate of $13.75 PSF
      2.  July 1, 1998 through June 30, 1999. $123,590.25 ($10,299.19/Month)
          based upon a rental rate of $14.25 PSF
      3.  July 1, 1999 through June 30, 2000. $127,590.25 ($10,660.56/Month)
          based upon a rental rate of $14.75 PSF
      4.  July 1, 2000 through June 30, 2001. $134,431.50 ($11,202.63/Month)
          based upon a rental rate of $15.50 PSF
      5.  July 1, 2001 through June 30, 2002. $140,936.25 ($11,744.69/Month)
          based upon a rental rate of $16.25 PSF
      6.  July 1, 2002 through June 30, 2003. $149,609.25 ($12,467.44/Month)
          based upon a rental rate of $17.25 PSF
      7.  July 1, 2003 through June 30, 2004. $158,282.25 ($13,190.19/Month)
          based upon a rental rate of $18.25 PSF
      8.  July 1, 2004 through June 30, 2005. $166,955.25 ($13.912.94/Month)
          based upon a rental rate of $19.25 PSF
      9.  July 1, 2005 through June 30, 2006. $175,628.25 ($14,635.69/Month)
          based upon a rental rate of $20.25 PSF
     10.  July 1, 2006 through June 30, 2007. $184,301.25 ($15,358.44/Month)
          based upon a rental rate of $21.25 PSF

2.   SUBLEASE ASSIGNMENT RIGHTS:

     "Tenant" shall be permitted to assign or sublease all or any portion of the Premises during the term to any subsidiary, parent commonly controlled entity, or any entity resulting from a merger of "Tenant" without Landlords consent.

     In addition, "Tenant" shall have the right to assign or sublease all or any portion of the Premises to unaffiliated third parties with Landlords consent which shall not be unreasonably withheld or delayed provided that said third party shall be as creditworthy as "Tenant" and is in a business considered compatible with the other tenants in the building, both of which will be in the sole discretion of the Landlord. Landlord will maintain the right of recapture.

3.   EXPANSION OPTION:

     Expansion space shall be provided on an "as-is" basis predicated on the then escalated rate. Tenant shall have Right of First Refusal on any vacant space greaterthan 4,000sq.ft. within the project. Said Right of First Refusal shall expire within forty-eight (48) business hours after formal written presentation to Tenant, unless otherwise accepted by Tenant. Landlord shall provide a Tenant Improvement Allowance for such Expansion Space, not to exceed Five and No/100 Dollars ($5.00) per square foot. Any such allowance used shall be considered as additional rent and amortized into the existing Lease Rate over the remaining term of the Lease.

4.   VENDING:

     "Tenant" shall have the right to place vending machines within the premises.

5.   SIGNAGE:

     Landlord shall allow Tenant exterior building signage facing the lighted intersection of 23rd Avenue and Dunlap. Cost of said signage shall be borne by Tenant, and is hereby approved by Landlord as noted on Exhibit "H" attached hereto. Sign shall be constructed of metal reverse pan channel letters. No other sign all be permitted within twenty (20) feet on the same face of the building.

6. Tenant shall have the right to cancel this Lease upon the 5th and 7th anniversary dates of this Lease with six (6) months prior written notice.

LANDLORD                                TENANT
PRESSON ADVISORY L.L.C.,                American Schools of Professional Psychology,
an Arizona Limited Liability Company    an Illinois Corporation DBA Arizona School
By: Presson Corporation, An Arizona     of
     Corporation                        Professional Psychology
     Its: General Manager

By:  /s/ Daryl R. Burton                By:  /s/ Michael Markovitz
   -------------------------               ---------------------------
     Daryl R. Burton                         Michael Markovitz
     Its: President                          Its: Chairman

                                 EXHIBIT "A"

                          DESCRIPTION OF THE PROPERTY

PARCEL NO.  1:
-------------

A portion of the South half of the Northwest quarter of Section 36, Township 3 North, Range 2 East of the Gils and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

BEGINNING at the Northwest corner of the Southwest quarter of the Northwest quarter of said Section 36;

Thence North 89 degrees 57 minutes 15 seconds East along the North line of the South half of the Northwest quarter of said Section 36, a distance of 226.63 feet to a point of the East right of way line of The Black Canyon Highway, also known as the Phoenix-Cordes Junction Highway, as established by Docket 326, page 9, records of Maricopa County, Arizona;

Thence Southeasterly along the Easterly right of way line of the Black Canyon Highway or Phoenix Cordes Junction Highway, as established by Docket 326 page 9, records of Maricopa County, Arizona, along a curve concave Northeasterly whose center point bears North 75 degrees 20 minutes 45 seconds East 3819.72 feet and through a central angle of 06 degrees 30 minutes 29 seconds a distance of 442.94 feet;

Thence continuing Southeasterly along the Easterly right of way line of The Black Canyon Highway or Phoenix Cordes Junction Highway, as established by Docket 326 page 9, records of Maricopa County, Arizona, a distance of 139.30 feet along a curve concave Northeasterly having a radius of 3819.72 feet and a central angle of 05 degrees 47 minutes 02 seconds to the True Point of Beginning of the herein described property;

Thence continuing Southeasterly along the Easterly right of way line of The Black Canyon Highway or Phoenix Cordes Junction Highway, as established by Docket 326 page 9, records of Maricopa County, Arizona, a distance of 246.30 feet to the most Westerly corner of Freeway Park Subdivision, according to Book 73 of Maps, page 32, records of Maricopa county, Arizona,

Thence North 62 degrees 17 minutes 55 seconds East along the Northerly boundary of said Freeway Park, 258.56 feet;

Thence North 31 degrees 07 minutes 35 seconds East along the Northerly boundary of said Freeway Park, 17.07 feet;

Thence North 00 degrees 02 minutes 45 seconds West along the Westerly boundary of said freeway Park, 88.46 feet;

Thence South 89 degrees 57 minutes 15 seconds West 342.14 feet to a point on the Easterly right of way line of The Black Canyon Highway or Phoenix-Cordes Junction Highway as established by Docket 326 page 9, records of Maricopa County, Arizona, and the TRUE POINT OF BEGINNING.

EXCEPT that certain parcel condemned by the State of Arizona at Docket 4477 page 500 described as follows:

BEGINNING at the Northwest corner of the Southwest quarter of the Northwest quarter of said Section 36:

Thence Easterly along the North line of said Southwest quarter of the Northwest quarter of Section 36 a distance of 226.63 feet to a point of the previous Easterly right of way line of The Black Canyon Highway also known as Phoenix-Cordes Junction Highway, as established by Docket 326 page 9, records of Maricopa County, Arizona;

Thence Southeasterly along the Easterly right of way line, as established by Docket 326 page 9, records of Maricopa County, Arizona, along a curve concave Northwesterly whose center point bears North 75 degrees 20 minutes 45 seconds East 3819.72 feet and through a central angle of 06 degrees 38 minutes 29 seconds a distance of 442.54 feet;

Thence continuing Southeasterly along the East right of way line of The Black Canyon Highway or Phoenix-Cordes Junction Highway, as established by Docket 326 page 9, records of Maricopa County, Arizona, a distance of 139.30 feet along a curve concave Northeasterly having a radius of 2819.72 feet and a central angle of 05 degrees 47 minutes 02 seconds to the True Point of Beginning of the herein described property;

Thence continuing Southeasterly along the Easterly right of way line of The Black Canyon Highway or Phoenix-Cordes Junction Highway, as established by Docket 326 page 9, records of Maricopa County, Arizona, a distance of 246 30 feet to the most Westerly corner of Freeway Park Subdivision, according to Book 73 of Maps, page 32, records of Maricopa County, Arizona;

Thence North 62 degrees 17 minutes 55 seconds East along the Northerly right of way line of said Freeway Park, a distance of 24.83 feet to a point on the Easterly right of way line of the relocated Black Canyon Highway or Phoenix-Cordes Junction Highway, as established by Docket 4477 page 500, records of Maricopa County, Arizona;

Thence North 24 degrees 66 minutes 30 seconds West along said Easterly right of way line a distance of 222.93 feet;

Thence South 89 degrees 57 minutes 15 seconds West to a point on the Easterly right of way line of The Black Canyon Highway or Phoenix-Cordes Junction Highway, as established by Docket 326 page 9, records of Maricopa County, Arizona, a distance of 28.84 feet to the True Point of Beginning.

PARCEL NO.  2:
-------------

That portion of the South half of the Northwest quarter of Section 36, Township 3 North, Range 2 East of the Gils and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

BEGINNING at the most Westerly corner of the Subdivision entitled Freeway Park, according to Book 73 of Maps, page 32, records of Maricopa county.

Thence North 62 degrees 17 minutes 55 seconds East along the Northerly boundary of said Freeway Park, a distance of 24.65 feet to a brass cap marking the Southeast corner of that certain parcel of land condemned by the State of Arizona at Docket 4477 page 500, records of Maricopa county, Arizona;

Thence North 24 degrees 44 minutes 33 seconds West along the Northeasterly boundary of said parcel a distance of 233.09 feet to the True Point of Beginning;

Thence continuing along said line North 24 degrees 44 minutes 33 seconds West a distance of 141.99 feet to the North boundary of that parcel described at Docket 11159 page 515, records of Maricopa County, Arizona;

Thence North 89 degrees 57 minutes 15 seconds East along said line a distance of
372.71 feet to the Westerly boundary of said Freeway Park;

Thence South 00 degrees 0 1 minutes 40 seconds East along said boundary a distance of 129.50 feet;

Thence South 89 degrees 57 minutes 15 seconds West a distance of 323.42 feet to the TRUE POINT OF BEGINNING.

                                  EXHIBIT "C"
                                  -----------

                        MEMORANDUM OF COMMENCEMENT DATE
                        -------------------------------

     THIS MEMORANDUM OF COMMENCEMENT DATE is entered into this _____day of ___________________, 1997 by Presson Equity Partners a(n) Arizona General Partnership Corporation ("Landlord"), and ____________________________
                          --------
("Tenant").
  ------

                                    RECITALS
                                    --------

A. Landlord and Tenant have previously executed that certain Office Lease dated ("Lease"), pursuant to which Tenant has leased from Landlord certain
        -----
premises more particularly described in the Lease.

B.   Pursuant to the provisions of Article 3.4 of the Lease, Landlord and Tenant
                                   -----------
have agreed to execute this Memorandum of Commencement Date to specify the Commencement Date of the Lease Term.

     NOW, THEREFORE, in consideration of the foregoing recitals, the execution and delivery of the Lease and other good and valuable considerations, the receipt, sufficiency Find validity which is hereby acknowledged, Landlord and Tenant agree as follows:

     1.   Commencement Date.  The Commencement Date is ________________________.
          -----------------
All reference in the Lease to Commencement Date shall be deemed to be references to ______________________.

     2.   Definitions.  Capitalized terms used in this Memorandum of
          -----------
Commencement Date without definition shall have the meanings assigned to such terms in the Lease, unless the context requires otherwise.

     3.   Full Force and Effect.  Except as specifically modified by this
          ---------------------
Memorandum of Commencement Date, the Lease remains in full force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Memorandum of Commencement Date as of the date and year First above written.

     TENANT:                        LANDLORD:

                                  EXHIBIT "E"
                                  -----------

                             RULES AND REGULATIONS
                             ---------------------

     1. Unless otherwise specifically defined in this Exhibit, all capitalized terms in these Rules and Regulations shall have the meaning set forth in the Lease to which these Rules and Regulations are attached.

     2. The sidewalks, driveways, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls of the Building shall not be obstructed or encumbered or used for any purpose other than ingress and egress to and from the premises leased to any tenant or occupant. The halls, passages, exits, entrances, elevators, stairways, balconies and roof are not for the use of the general public, and the Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the Judgment of Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants.

     3. No awnings or other projection shall be attached to the outside walls or windows of the Building. No curtains, blinds, shades, or screens shall be attached to or hung in, or used in connection with, any window or door of the premises leased to any tenant or occupant, without the prior written consent of Landlord. All electrical fixtures hung in any premises leased to any tenant or occupancy must be of a type, quality, design, color, size and general appearance approved by Landlord. Landlord will provide standard window blinds as required on windows without blinds.

     4. No tenant shall place objects against glass partitions, doors or windows which would be in sight from the Building corridors or from the exterior of the Building and such tenant will promptly remove any such objects when requested to do so by Landlord.

     5. The windows and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed, nor shall any bottles, parcels, or other articles be placed on any window sills.

     6. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the Building nor placed in the halls, corridors, walkways, landscaped areas, vestibules or other public parts of the Building.

     7. The restrooms, water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown in the restrooms, water and wash closets. The reasonable costs incurred by Landlord (a) for extra cleaning in any restroom, water or wash closet required because of any misuse of such restroom, water or wash closet, and/or (b) to repair any damage resulting from any misuse of the fixtures will be borne by the tenant who, or whose employees, agents, visitors or licensees, caused the same. No tenant shall bring or keep, or permit to be brought or kept, any inflammable, combustible, explosive or hazardous fluid, material, chemical or substance in or about the premises leased to such tenant or the Property.

     8. No tenant or occupant shall mark, paint, drill into, or in any way deface any part of the Building or the premises leased to such tenant or occupant. No boring, cutting or strings of wires shall be permitted, except with the prior consent of Landlord, and as Landlord may direct. No tenant or occupant shall install any resilient tile or similar floor covering in the premises leased to such tenant or occupant except in a manner approved by Landlord.

     9. Any carpeting cemented down by a tenant shall be installed with a releasable adhesive. In the event of a violation rf this paragraph by a tenant, Landlord may charge the expense incurred to remove the carpeting to such tenant.

     10. No bicycles, vehicles or animals of any kind (except seeing eye dogs) shall be brought into or kept in or about the premises leased to any tenant. No cooking shall be done or permitted in the Building by any tenant without the written approval of Landlord. No tenant shall cause or permit any unusual or objectionable odors to emanate from the premises leased to such tenant.

     11. No space in the Building shall be used for manufacturing, for the storage of merchandise, or for the sale of merchandise, goods or property of any kind at auction.

     12. No tenant and no employee, visitor, agent, or licensee of any Tenant shall make, or permit to be made, any unseemly or disturbing noises or vibrations or disturb or interfere with other tenants or occupants of the Building, or neighboring buildings or premises whether by the use of any musical instrument, radio, television set broadcasting equipment or other audio device, unmusical noise. whistling, singing, yelling or screaming, or in any other way. Nothing shall be thrown out of any doors. No tenant and no employee, visitor, agent, or licensee of any Tenant shall conduct itself in any manner that is inconsistent with the character of the Building as a first quality building or that will impair the comfort, convenience or safety of other tenants in the Building.

     13. No additional locks or bolts of any kind shall be placed upon any of the doors, nor shall any changes be made in locks or the mechanism of such locks. Each tenant must, upon the termination of its tenancy, restore to Landlord all keys of stores, offices and toilet rooms, either Furnished to, or otherwise procured by, such tenant.

     14. All removals from the Building, or the carrying in or out of the Building or from the premised leased to any tenant, of any safes, freight, furniture or bulky matter of any description must take place at such time and in such manner as Landlord or its agents may determine, from time to time.
Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of the Rules and Regulations or the provisions of such tenants lease.

     15. Each tenant, before closing and leaving the premises leased to such tenant at any time, shall see that all entrance doors are locked and all electrical equipment and lighting fixtures are turned off. Corridor doors, when not in use, shall be kept closed.

     16. Each tenant shall, at its expense, provide artificial light in the premises leased to such tenant for Landlords agents, contractors and employees while performing janitorial or other cleaning services and making repairs or alterations in said premises.

     17. No premises shall be used, or permitted to be used for lodging or sleeping, or for any immoral or illegal purposes or in any manner that, in Landlord's reasonable judgment, threatens the safety of the Building or the tenants of the Building and their employees and invitees.

     18. The requirements of tenants will be attended to only upon application of the office of Landlord. Building employees shall not be required to perform, and shall not be requested by any tenant or occupant to perform, and work outside of their regular duties, unless under specific instructions from the office of Landlord.

     19. Canvassing, soliciting and peddling in the Building are prohibited and each tenant and occupant shall cooperate in seeking their prevention.

     20. There shall not be used in the Building, either by any tenant or occupant or by their agents or contractors, in the delivery or receipt of merchandise, freight or other matter, any hand trucks or other means of conveyance except those equipped with rubber tires, rubber side guards and such other safeguards as Landlord may require.

     21. If the premises leased to any tenant become infested with vermin, such tenant, at its sole cost and expense, shall cause its premises to be exterminated, from time to time, to the satisfaction of Landlord, and shall employ such exterminators for the extermination of the vermin as shall be approved in writing by Landlord.

     22. No premises shall be used, or permitted to be used, at any time, without the prior written approval of Landlord, as a store for the sale or display of goods, wares or merchandise of any kind, or as a restaurant, shop, booth, bootblack or other stand, or for the conduct of any business or occupation which predominantly involves direct patronage of the general public in the premises leased to such tenant, or for manufacturing or for other similar purposes. American Schools of Professional Psychology's Bookstore is excepted.

     23.  No tenant shall clean any window of the Building from the outside

     24. No tenant shall move, or permit to be moved, into or out of the Building or the premises leased to such tenant, any heavy or bulky matter, without the specific approval of Landlord. If any such matter requires special handling, only a qualified person shall be employed to perform such special handling. No tenant shall place or permit to be placed, on any part of the floor or floors of the premises leased to such tenant, a load exceeding the floor load per square foot which such floor was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of safes and other heavy objects, which must be placed so as to distribute the weight.

     25. With respect to work being performed by a tenant in its premises with the approval of Landlord, the tenant shall refer all contractors, contractor's representatives and installation technicians to Landlord for its supervision, approval and control prior to the performance of any work or services. This provision shall apply to all work performed in the Building including installation of telephones, telegraph equipment, electrical devices and attachments, and installations of every nature affecting floors, walls, woodwork, trim, ceilings, equipment and any other physical portion of the Building.

     26. Landlord shall not be responsible for lost or stolen personal property, equipment, money, or jewelry from the premises of tenants or public rooms whether or not such loss occurs when the Building or the premises are locked against entry.

     27. Landlord may permit entrance to the premises of tenants by use of pass keys controlled by Landlord employees, contractors, or service personnel directly supervised by Landlord and employees of the United States Postal Service.

     28. Each tenant and all of tenant's representatives, shall observe and comply with the directional and parking signs on the property surrounding the Building, and Landlord shall not be responsible for any damage to any vehicle towed because of noncompliance with parking regulations.

     29. No tenant shall install any radio, telephone, television, microwave or satellite antenna, loudspeaker, music system or other device on the roof or exterior walls of the Building or on common walls with adjacent tenants.

     30. Each tenant shall store all trash and garbage within its premises. No material shall be placed in the trash boxes or receptacles in the Building unless such material may be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage and will not result in a violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate.

     31. No tenant shall employ any persons other than the janitor of Landlord for the purpose of cleaning its premises without the prior written consent of Landlord.

     32. Each tenant shall give prompt notice to Landlord of any accidents to or defects in plumbing, electrical or heating apparatus so that same may be attended to properly.

     33. No tenant shall bring into the Building any pollutants, contaminants, inflammable, gasoline, kerosene or hazardous substances (as now or later defined under State or Federal law).

     34. Landlord reserves the right to restrict access to and from the Building between the hours of 6:00 P.M. and 8:00 A.M. on business days and at all hours on Saturdays, Sundays and holidays. American Schools of Professional Psychology's premises and hours excepted.

     35. All tenant and tenant's servants, employees, agents, visitors, invitees and licensees shall observe faithfully and comply strictly with these Rules and Regulations and such other and further appropriate Rules and Regulations as Landlord or Landlords agent from time to time adopt.

Each tenant shall at all times keep the premises leased to such tenant, its employees, agents and invitees under its control so as to prevent the performance of any act that would damage the Building or its reputation or the premises leased to Such tenant or could injure, annoy, or threaten the security of the other tenants in the Building or their respective employees, agents or invitees or the public.

     36. Landlord may deny entrance to the Building and may remove from the Building any person or persons who appear to be or are intoxicated, or who appear to be or are under the influence of liquor or drugs, or who are in any manner violating any of the Building Rules and Regulations, or who present a hazard or nuisance to any other person. The reasonable costs incurred by Landlord for security services or other costs reasonably incurred by Landlord to remove any such persons shall be borne by the tenant whose employees, agents and/or invitees are so removed.

     37. Landlord shall furnish each tenant at Landlords expense, with two (2) keys to unlock the entry level doors and two (2) keys to unlock each corridor door entry to each tenants premises and, at such tenants expense, with such additional keys as such tenant may request. No tenant shall install or permit to be installed any additional lock on any door into or inside of the premises leased to that tenant or make or permit to be made any duplicate of keys to the entry level doors or the doors to such premises. Landlord shall be entitled at all times to possession of a duplicate of all keys to all doors into or inside of the premises leased to tenants of the Building. All keys shall remain the property of Landlord. Upon the expiration of the Lease Term, each tenant shall surrender all such keys to Landlord and shall deliver to Landlord the combination to all locks on all safes, cabinets and vaults which will remain in the premises leased to that tenant. Landlord shall be entitled to install, operate and maintain security systems in or about the Property which monitor, by computer, close circuit television or otherwise, persons entering or leaving the Property, the Building and/or the premises leased to any tenant. For the purposes of this rule the term "keys" shall mean traditional metallic keys,
                                ----
plastic or other key cards and other lock opening devices.

     38. Each person using the Parking Facility or other areas designated by Landlord where parking will be permitted shall comply with all Rules and Regulations adopted by Landlord with respect to the Parking Facility or other areas, including any employee or visitor parking restrictions, and any sticker or other identification system established by Landlord. Landlord may refuse to permit any person who violates any parking rule or regulation to park in the Parking Facility or other areas, and may remove any vehicle which is parked in the Parking Facility or other areas in violation of the parking Rules and Regulations. The Rules and Regulations applicable to the Parking Facility and the outside parking areas are as follows:

     a. The maximum speed limit within the Parking Facility shall be 5 miles per hour, the maximum speed limit in other parking areas shall be 15 miles per hour.

     b.   All directional signs and arrows must be strictly observed

     c.   All vehicles must be parked entirely within painted stall lines.

                                                                   EXHIBIT 10.15


                                LEASE AGREEMENT


     d. No intermediate or full-size car may be parked in any parking space reserved for a compact car; no bicycle, motorcycle or other two or three wheeled vehicle, and no truck, van or other oversized vehicle, may be parked in any area not specifically designated for use by such vehicle.

     e. No vehicle may be parked (1) in an area not striped for parking, (ii) in a space which has been reserved for visitors or for another person or firm,
(iii) in an aisle or on a ramp, (iv) where a "no parking" sign is posted or which has otherwise designated as a no parking area, (v) in a cross hatched area, (vi) in an area bearing a "handicapped parking only" or similar designation unless the vehicle bears an appropriate handicapped designation,
(vii) in an area bearing a "loading zone" or similar designation unless the vehicle is then engaged in a loading or unloading function and (viii) in an area with a posted height limitation if the vehicle exceeds the limitation.

     f. Parking passes, stickers or other identification devices supplied by Landlord shall remain the property of Landlord and shall not be transferable. A replacement charge determined by Landlord will be payable by each tenant for loss of any magnetic parking card or parking pass or sticker.

     g. Garage managers or attendants shall not be authorized to make or allow any exceptions to these Rules and Regulations.

     h. Each operator shall be required to park and lock his or her own vehicle, shall use the Parking Facilities at his or her own risk and shall bear full responsibility for all damage to or loss of his or her vehicle, and for all injury to persons and damage to property caused by his or her operation of the vehicle.

     i. Landlord reserves the right of tow away, at the expense of the owner, any vehicle which is inappropriately parked or parked in violation of these Rules and Regulations.

     39. Landlord has designated the Building a "non-smoking" building in accordance with The Smoking Pollution Control Ordinance adopted by the City of Phoenix. Arizona as set forth in Sections 23 - 101, etc. of the City of Phoenix Municipal Code. Accordingly, smoking of tobacco or any other weed plant is prohibited in the Building Common Areas located within the Building. including the Building lobby, public corridors, lavatories, elevators and other public areas. Further, smoking of tobacco or any other weed plant is prohibited within the Leased Premises.

     40. Landlord reserves the right at any time and from time to time to rescind, alter or waive, in whole or in part, any of the Building Rules and Regulations when it is deemed necessary, desirable or proper, in Landlord's judgment for its best interest or of the best of the tenants of the Building. Landlord will uniformily enforce the above rules.

TENANT:

American Schools of Professional Psychology, Inc.
an Illinois Corporation DBA Arizona School of Professional Psychology

By:   /s/ Michael Markovitz
      ---------------------------------
      Michael Markovitz
      Its: Chairman

                                  EXHIBIT "G"
                                  -----------

                                  WORK LETTER
                                  -----------

     1. Landlord shall construct and finish the premises in accordance with the space plan dated April 15, 1997, prepared by Space Concepts & Associates Architects, and the preliminary construction budget prepared by Landlords contractor dated April 23, 1997. Any telephone and computer cabling costs shall be borne by Tenant.

Landlord shall endeavor to substantially complete construction of the Leasehold Improvements on/or before file scheduled Commencement Date. Construction shall be performed by Landlord's contractor in accordance with space plan prepared by Space Concepts & Associates dated April 23, 1997. No additional construction documents shall be generated.

Landlord shall not be liable for any direct or indirect damages as a result of delays in construction beyond Landlord's reasonable control, including, but not limited to strikes, availability of materials and labor, or delays by Tenant.

     2. Additionally, Landlord shall provide a $7,500.00 allowance to cover the cost of construction change orders, which can also be contributed toward the cost of telephone and computer/data cabling.

                                      G-1